UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2022

Equity

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Market Overviews (unaudited)
12	Performance Overviews (unaudited)
16	Information About Your Portfolio’s Expenses (unaudited)
18	Portfolio Holdings Presented by Sector
19	Portfolios of Investments
19	Lazard Retirement Emerging Markets Equity Portfolio
23	Lazard Retirement International Equity Portfolio
27	Lazard Retirement US Small-Mid Cap Equity Portfolio
33	Lazard Retirement Global Dynamic Multi-Asset Portfolio
59	Notes to Portfolios of Investments
62	Statements of Assets and Liabilities
64	Statements of Operations
66	Statements of Changes in Net Assets
69	Financial Highlights
75	Notes to Financial Statements
101	Report of Independent Registered Public Accounting Firm
103	Board of Directors and Officers Information (unaudited)
106	Tax and Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2022 saw some momentous events, including a lingering pandemic in its third year, the largest land war in Europe since World War II, and the rise of the most powerful Chinese leader in generations, whose ideology-driven policies pivoted China away from market reforms. From the perspective of global financial markets, however, 2022 can be summed up in less than 10 words: surging inflation and central bank actions to contain it.

Long-simmering concerns about inflation stemming from the renormalization of the global economy came to a boil in 2022. A European energy crisis triggered by Russia’s invasion of Ukraine and supply chain disruptions, made worse by COVID-driven lockdowns of major manufacturing hubs in China, turbocharged already-accelerating price growth. With global inflation reaching levels not seen in decades, central banks were forced to abandon their ultra-low interest rate policies and pivot to monetary tightening policies. At the forefront of these efforts was the US Federal Reserve (the “Fed”), the world’s most influential central bank, which pursued an aggressive rate-hiking campaign starting in March 2022 that would ultimately result in seven increases to its short-term interest rate during the year. The Fed’s actions rippled across global financial markets, stoking anxiety that these actions might tip the US economy into a recession while leading to a significant appreciation of the US dollar, which caused economic turmoil in the rest of the world.

At least 40 central banks from around the world raised rates in 2022, including the European Central Bank (the “ECB”), which lifted its benchmark rate four times, and the Bank of England (the “BoE”), which did so eight times. The Bank of Japan (the “BoJ”) was one of the few major central banks to swim against this global tide by maintaining an ultra-loose monetary policy; yet, by doing so, the Japanese yen depreciated significantly against the US dollar, which contributed to a weakening of Japan’s economy. With inflation in Japan rising, however, the BoJ took a small step away from this easy-money policy stance by letting a benchmark interest rate rise in the closing days of the year.

2   Annual Report

The global rate-hiking cycle began to yield results late in the year as key data indicators suggested that global inflation may have peaked. While prominent central banks such the Fed, the ECB, and the BoE tempered their rate increases in December, they also made clear that their fight against high inflation was not over yet, with more interest rate increases likely to occur in 2023.

Against this backdrop, global equity and bond markets tumbled in 2022, losing more than US$30 trillion in total value. The challenging market conditions in 2022 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report   3

Lazard Retirement Series, Inc. Market Overviews (unaudited)

Global Markets

A multi-year rally in global equity markets that was fueled by a low-interest rate environment ended in 2022, sending stock prices plummeting amid concerns about soaring inflation and the response of central banks to contain it.

Financial markets found themselves mired in uncertainty throughout the year. The renormalization of the global economy as pandemic-driven restrictions loosened was uneven, and supply chain bottlenecks and a European energy crisis triggered by Russia’s invasion of Ukraine combined to produce the worst inflation in decades. As a result, central banks abandoned their ultra-low interest rate policies and pivoted to monetary tightening policies. Markets were intently focused on the US Federal Reserve (the “Fed”), the world’s most influential central bank, as it pursued an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to its short-term interest rate during 2022, ending at its highest level in 15 years. Markets were volatile throughout most of 2022 as investors attempted to predict the path of the Fed’s interest rate policy, with stocks coming under increasing pressure when it became clear that the Fed, through its pronouncements and its actions, was determined to rein in soaring price growth even if it meant tipping the US economy into a recession. The steady drumbeat of rate hikes from the Fed led to a sell-off in the US government bond market in 2022, driving up the yield on the benchmark 10-year US Treasury note by 237 basis points, the largest yearly climb since at least 1953. The 10-year Treasury bond yield ended the year at 3.88%, which put significant pressure on stocks by undercutting their appeal.

The Fed’s actions were part of a larger wave of monetary tightening prescribed by at least 40 central banks around the world during the year. In Europe, where the protracted Russia-Ukraine conflict led to soaring energy prices that resulted in rampant inflation, the European Central Bank (ECB) raised its benchmark rate four times while the Bank of England (BoE) did so eight times.

Encouraging data during the last three months of 2022 suggesting that worldwide inflation may finally have peaked sparked a

4   Annual Report

two-month rally in global stock markets starting in October on hopes that central banks would soon tap the brakes on their rate-hiking campaigns. These hopes were dashed in December when the Fed affirmed its hawkish stance, despite downshifting to a 50-basis point rate hike after four consecutive 75-basis point hikes in earlier months. The Fed’s warning was quickly echoed by the ECB and the BoE after they implemented their own 50-basis point rate increases. The warning from these major central banks that they were committed to crushing stubbornly high inflation at a time when economies were already slowing or in recession unnerved investors and drove global stock markets downward in December. Notably, even the Bank of Japan, one of the last remaining holdouts among major central banks, moved to let a benchmark interest rate rise, a small but significant move suggesting that Japan’s central bank might be moving away from its dovish stance amid increasing domestic price pressure.

Against this backdrop, global equity markets, as measured by the MSCI All Country World Index, recorded its worst annual performance since 2008. The index lost about one-fifth of its value in 2022, the equivalent of US$18 trillion. The MSCI World Index, which measures developed markets, receded 18.1% while the MSCI Emerging Markets Index fell 20.1%. Notably, the S&P 500 Index—the bellwether of the US stock market—ended the year down 18.1%, also its worst yearly performance since 2008, having lost about US$8.2 trillion in value.

In terms of the MSCI All Country World Index, energy was the best-performing sector in the 12-month period, as shares of energy companies surged on bullish sentiment about the demand outlook for oil. Communication services was the worst-performing sector, as rising interest rates led investors to sell off technology stocks with high valuations and low dividend payments.

Emerging Markets Equities

The area encompassing emerging Europe, the Middle East, and Africa (EMEA) was the worst-performing region in 2022. In March, MSCI removed Russian stocks from its emerging markets indices after deeming them as “uninvestable” and wrote to zero the value of its Russia index after the country’s stock market was determined

Annual Report   5

to not be operating under normal rules. Emerging Asia underperformed, with China’s stock market plummeting on bearish sentiment about the country’s economic outlook amid coronavirus-driven lockdowns, a beleaguered real estate sector, and news that Xi Jinping had secured an unprecedented third term as the country’s president. Stock markets in Korea and Taiwan both tumbled on concerns about the demand outlook for semiconductor chips, the flagship industry for both countries.The steep drops recorded by Chinese, Korean, and Taiwanese stocks, which, in the aggregate, account for about 58% of the MSCI Emerging Markets Index, had an outsize impact on the benchmark’s overall performance. Latin America was the best-performing region, with the stock markets of commodities-exporting countries such as Brazil and Chile outperforming thanks to the increase in raw materials prices.

Information technology was the worst-performing sector, as the Chinese government’s crackdown on the country’s technology companies led to a steep sell-off of industry stocks. Utilities was the best-performing sector, as mounting global economic uncertainty led investors to rotate to defensive stocks.

International Equities

International developed markets, as measured by the MSCI EAFE Index, rallied sharply in the fourth quarter of 2022, reducing some of the significant year-to-date drawdown. This reversal was due mainly to two factors. First, signs of peaking inflation became evident which reduced investor expectations for significant future rate hikes by central banks. Second, the end of COVID lockdowns in China raised expectations for a pickup in global growth as China’s economy reopened. The very strong returns in the fourth quarter were led by lower-quality stocks, as is normally the case in a strong absolute return period, and this extended the lead for low quality compared to high quality for the full year. Foreign currency strength added to already strong local market performance for international benchmarks as peaking inflation data drove dollar weakness. As a result, despite fears of significant macroeconomic headwinds to international markets, the MSCI EAFE Index outperformed the MSCI USA Index, not only in local terms, but also in US dollars terms for the fourth quarter and the full year for the first

6   Annual Report

time since 2017. During the year, the MSCI EAFE Index fell 7.0% in local terms and 14.5% in US dollar terms versus the 19.8% decline for the MSCI USA Index.

US Equities

US equity markets sold off during the year as several factors, including supply chain bottlenecks, rising energy prices, a tight labor market, and sustained consumer demand, combined to drive US inflation to its highest level in 40 years. As a result, the Fed reversed its ultra-low interest rate policy and embarked on an aggressive rate-hiking campaign, resulting in its benchmark rate ending December at its highest level in 15 years. Stocks were volatile throughout the year as investors grappled with two competing sentiments—relief that the Fed was taking aggressive actions to rein in rising prices and concerns that these same actions could slow economic growth. Investors were encouraged towards the end of the year that domestic inflation was showing signs of moderating, with November marking the fifth consecutive month of declines. Against this backdrop, large-cap equities, as measured by the S&P 500 Index, fell 18.1% in 2022, modestly outperforming small-cap and mid-cap equities, as measured by the Russell 2500 Index, which declined 18.4%.

Multi-Asset

Global equity markets fell sharply during 2022 as high inflation and softening company profits curbed investor appetite for stocks and riskier asset classes, leading the MSCI World Index to record its worst annual performance since 2008. Amid soaring inflation and the resulting global monetary tightening cycle, bond markets suffered their worst annual performance on record, sending yields surging. The Fed embarked on an aggressive rate-hiking campaign, taking the policy rate from 0.25% to 4.50% over the year, and markets responded as the yield on the benchmark US 10-year Treasury note ended the year at 3.88%, having traded throughout the year in a range of 1.73% to 4.24%. Across the Atlantic, the ECB pivoted to a hawkish stance and ended an eight-year experiment with zero interest (and negative deposit) rates, moving its main policy rate from 0.00% to 2.50%; the yield on the 10-year German bund, Europe’s principal safe-haven asset, ended the year at 2.57%, with

Annual Report   7

a range of -0.18% to 2.57%. Commodities was the major asset class to buck the negative trend, finishing the period up 15.79% on higher energy and grain prices, largely driven by the ongoing conflict in Ukraine.

PORTFOLIO PERFORMANCE

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2022, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -14.96%, while Service Shares posted a total return of -15.12%, as compared with the -20.09% return for its benchmark, the MSCI Emerging Markets Index.

Security selection in the energy and financials sectors and in China and Brazil boosted relative performance. Higher-than-benchmark exposure to the financials and energy sector and to Brazil, Indonesia and South Africa also contributed. BB Seguridade, a Brazilian insurance company, reported positive earnings and an improving outlook with higher interest rates and a normalization of pandemic-related loss ratios. Shares of energy companies Petróleo Brasileiro S.A (Petrobras), based in Brazil, and Galp, based in Portugal with global assets in Latin America and Africa, both jumped in sympathy with the rally in crude oil futures.

Security selection in the communication services sector and in Russia detracted from relative performance. The Portfolio was overweight Russia by nearly twice the index weighting prior to Russia’s invasion of Ukraine in late February 2022. A lower-than-benchmark exposure to India also undercut relative performance. Shares of Korea-based chipmakers Samsung Electronics and SK Hynix fell as part of a larger decline by semiconductor-related stocks on worries about a demand downcycle. China’s COVID-related lockdowns and rising concerns about a potential global recession brought about by rising interest rates were significant sources of these concerns.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2022, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total

8   Annual Report

return of -15.01%, as compared with the -14.45% return for the MSCI EAFE® Index.

Stock selection in the healthcare sector detracted from relative performance for the period. Lower-than-index exposure to the financials sector detracted, as did higher-than-index exposure to the industrials sector. Shares of Olympus fell after the Japanese medical devices company reported second-quarter results that indicated cost inflation was running slightly higher than what management expected and operating profit guidance was revised down by 1%. Shares of Icon fell on concerns about the Ireland-based clinical research organization’s financial leverage in the aftermath of its acquisition of rival PRA Health Sciences, and its exposure to potentially weaker biotechnology funding. Shares of Roche declined on negative news relating to the Swiss pharmaceutical company’s Alzheimer’s drug (Gantenerumab) trial.

In contrast, stock selection in the consumer staples sector contributed to relative performance. Lower-than-index exposure to the information technology sector contributed, as did higher-than-index exposure to the energy. Shares of MatsukiyoCocokara traded higher after the Japanese drug store chain operator reported first-quarter results for the fiscal year ending March 2023 indicating that operating profit beating consensus estimates. Shares received another boost after management affirmed its outlook and a share buyback was announced. Elsewhere in the sector, the rise in the stock price of Mexican bottler Arca Continental was attributed to strong fundamentals throughout the year against the backdrop of a solid Mexican economy that was helped by companies shifting production closer to the end consumer markets in North America. Management signed a long-term agreement with Coca-Cola to cement and strengthen the strategic relationship. Lastly, greater-than-index exposure to the outperforming energy sector contributed to relative returns.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2022, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total

Annual Report   9

return of -15.52%, as compared with the -18.37% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to relative performance. Shares of Altra gained on news that the power transmission and motion control products maker agreed to be acquired by Regal Rexnord in an all-cash deal that represented a 54% premium to share price. The team subsequently exited the position during the period. Stock selection and an overweight to the energy sector also contributed to performance. Antero benefitted from leverage to higher natural gas and natural gas liquid prices through most of 2022 due to their limited hedge position.

Stock selection in the communication services sector detracted from relative performance. Shares of video game developer Take-Two Interactive fell, as investors were concerned about in-game consumer spending and changes in the company’s game release schedule. Stock selection in the real estate sector also detracted from relative performance. Shares of West-Coast focused office and studio real estate investment trust Hudson Pacific fell amid a challenging environment with unexpected large tenant move outs creating occupancy pressure.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2022, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Investor Shares posted a total return of -17.28%, while Service Shares posted a total return of -17.38%, as compared with the -18.14% return for the MSCI World Index and the -16.97% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Global Aggregate® Index (the “GDMA Index”).

Within the equity sleeve, stock selection in the information technology, consumer discretionary, and communication services sectors contributed to relative performance versus the MSCI World Index, as did stock selection in the US, Japan, and Canada. Within the fixed income sleeve, underweight exposure to bonds in the euro-zone, Japan, and South Korea also boosted relative performance.

10   Annual Report

Detracting from relative performance was an average overweight to fixed income versus equity relative to the MSCI World Index, as equities outperformed fixed income in the portfolio during the year. Overweight exposure to Australia, Canada, Norway, and New Zealand within fixed income also undercut relative performance.

Derivatives were used during the year for foreign exchange hedging purposes only and they marginally detracted during the year.

Annual Report   11

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Service Shares and Investor Shares, and the indexes shown below.

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years
Service Shares	–15.12%	–3.19%	–0.12%
Investor Shares	–14.96%	–2.95%	0.13%
MSCI Emerging Markets Index	–20.09%	–1.40%	1.44%

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years
Service Shares	–15.01%	0.28%	3.41%
MSCI EAFE Index	–14.45%	1.54%	4.67%

12   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio and the Russell 2500® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years
Service Shares	–15.52%	4.04%	8.94%
Russell 2500 Index	–18.37%	5.89%	10.03%

Annual Report   13

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, the MSCI World® Index and the GDMA Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Year	Ten Years	Since Inception	†
Service Shares	–17.38%	0.52%	4.55%	4.81%
Investor Shares	–17.28%	N/A	N/A	2.49%
MSCI World Index	–18.14%	6.14%	8.85%	8.78% (Service Shares) 10.21% (Investor Shares)
GDMA Index	–16.97%	2.49%	4.33%	4.41% (Service Shares) 4.39% (Investor Shares)

†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Notes to Performance Overviews:

Information About Portfolios Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions, the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a

14   Annual Report

guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Russell 2500 Index measures the performance of the small- to mid-capitalization segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Annual Report   15

Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2022 through December 31, 2022 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

16   Annual Report

Portfolios	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22- 12/31/22	Annualized Expense Ratio During Period 7/1/22- 12/31/22

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,003.00	$6.66	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Investor Shares
Actual	$1,000.00	$1,004.00	$5.40	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%

International Equity
Service Shares
Actual	$1,000.00	$1,028.50	$5.68	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,049.70	$5.94	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,005.20	$5.31	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Investor Shares
Actual	$1,000.00	$1,005.80	$4.55	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report   17

Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector December 31, 2022

Sector*	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement US Small- Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio#

Communication Services	5.4%	2.5%	4.1%	4.2%
Consumer Discretionary	10.1	12.9	10.2	7.1
Consumer Staples	7.5	11.1	3.2	6.8
Energy	10.0	6.4	5.0	0.9
Financials	26.6	15.3	15.1	13.3
Health Care	4.0	11.3	12.9	6.0
Industrials	3.5	20.4	16.9	7.0
Information Technology	20.0	5.1	14.3	6.5
Materials	7.4	6.5	6.6	1.0
Real Estate	2.4	1.9	5.8	2.2
Utilities	1.8	5.4	2.4	2.2
Municipal	—	—	—	0.8
Sovereign Debt	—	—	—	37.4
U.S. Treasury Securities	—	—	—	2.7
Short-Term Investments	1.3	1.2	3.5	1.9
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
#	The sector breakdown includes the underlying holdings of exchange-traded funds held by the Portfolio.

18   Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments
December 31, 2022

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 98.6%

Brazil | 11.1%
Banco do Brasil SA	822,002	$5,395,987
BB Seguridade Participacoes SA	1,237,300	7,856,492
CCR SA	1,943,150	3,980,047
Engie Brasil Energia SA	356,698	2,550,307
Petroleo Brasileiro SA ADR	612,985	6,528,290
Vale SA ADR	272,007	4,615,959
Vibra Energia SA	840,100	2,474,303
		33,401,385

China | 25.6%
A-Living Smart City Services Co. Ltd.	2,195,750	2,608,303
Anhui Conch Cement Co. Ltd., Class H	1,167,875	4,049,662
China Construction Bank Corp., Class H	16,996,038	10,649,034
China Medical System Holdings Ltd.	1,872,000	2,945,661
China Merchants Bank Co. Ltd., Class H	696,737	3,862,298
China Shenhua Energy Co. Ltd., Class H	777,275	2,237,563
China Vanke Co. Ltd., Class H	2,190,294	4,390,095
ENN Natural Gas Co. Ltd., Class A	1,143,796	2,645,070
Gree Electric Appliances, Inc. of Zhuhai, Class A	862,299	4,000,721
Hengan International Group Co. Ltd.	1,083,527	5,741,950
Huayu Automotive Systems Co. Ltd., Class A	1,490,196	3,715,887
Lenovo Group Ltd.	6,276,000	5,155,241
Midea Group Co. Ltd., Class A	367,100	2,726,831
Ping An Insurance (Group) Co. of China Ltd., Class H	1,076,500	7,105,106
Sinopharm Group Co. Ltd., Class H	2,591,997	6,573,352
Tingyi (Cayman Islands) Holding Corp.	2,670,000	4,702,374
Weichai Power Co. Ltd., Class H	3,046,958	4,060,054
		77,169,202

Czech Republic | 0.1%
CEZ AS	6,685	227,643

The accompanying notes are an integral part of these financial statements.

Annual Report   19

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Egypt | 1.0%
Commercial International Bank Egypt SAE GDR	2,481,006	$2,960,939
Commercial International Bank Egypt SAE GDR (United States)	110,980	132,510
		3,093,449

Greece | 1.2%
OPAP SA	248,352	3,520,883

Hong Kong | 1.1%
ASMPT Ltd.	459,488	3,275,801

Hungary | 2.4%
MOL Hungarian Oil & Gas PLC	316,191	2,208,577
OTP Bank Nyrt	186,948	5,054,899
		7,263,476

India | 6.7%
Axis Bank Ltd.	271,318	3,049,574
Bajaj Auto Ltd.	57,842	2,523,398
Bharat Petroleum Corp. Ltd.	764,204	3,047,621
Indus Towers Ltd.	1,815,260	4,169,130
Petronet LNG Ltd.	1,267,143	3,292,809
UPL Ltd.	471,836	4,085,085
		20,167,617

Indonesia | 4.2%
PT Astra International Tbk	7,198,804	2,622,668
PT Bank Mandiri (Persero) Tbk	7,858,230	4,993,923
PT Telkom Indonesia (Persero) Tbk ADR	134,965	3,218,915
PT United Tractors Tbk	1,105,200	1,850,613
		12,686,119

The accompanying notes are an integral part of these financial statements.

20   Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Mexico | 5.1%
America Movil SAB de CV, Class L ADR	175,447	$3,193,135
Grupo Financiero Banorte SAB de CV, Class O	450,765	3,236,422
Grupo Mexico SAB de CV, Series B	750,123	2,633,408
Kimberly-Clark de Mexico SAB de CV, Series A	2,238,089	3,798,199
Ternium SA ADR	78,757	2,406,814
		15,267,978

Portugal | 2.8%
Galp Energia SGPS SA	633,625	8,573,867

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	545,705	1
Sberbank of Russia PJSC (*), (¢)	1,580,119	1
		2

South Africa | 7.6%
Anglo American PLC	60,195	2,354,388
Bidvest Group Ltd.	221,387	2,790,165
Life Healthcare Group Holdings Ltd.	2,517,274	2,500,062
Nedbank Group Ltd.	491,874	6,154,283
Sanlam Ltd.	953,438	2,731,702
Standard Bank Group Ltd.	379,341	3,746,338
Vodacom Group Ltd.	381,130	2,734,097
		23,011,035

South Korea | 14.0%
Coway Co. Ltd.	75,444	3,349,989
Hyundai Mobis Co. Ltd.	21,284	3,393,087
KB Financial Group, Inc.	148,301	5,648,633
Kia Corp.	49,564	2,337,693
KT Corp.	104,008	2,787,628
KT&G Corp.	40,930	2,959,576
Samsung Electronics Co. Ltd.	211,322	9,318,896
Shinhan Financial Group Co. Ltd.	174,137	4,852,373
SK Hynix, Inc.	124,727	7,507,552
		42,155,427

The accompanying notes are an integral part of these financial statements.

Annual Report   21

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Taiwan | 11.6%
ASE Technology Holding Co. Ltd.	2,177,000	$6,644,972
Globalwafers Co. Ltd.	173,000	2,403,261
Hon Hai Precision Industry Co. Ltd.	905,320	2,941,276
MediaTek, Inc.	177,000	3,595,238
Novatek Microelectronics Corp.	395,000	4,051,067
Quanta Computer, Inc.	2,010,000	4,726,067
Taiwan Semiconductor Manufacturing Co. Ltd.	595,989	8,686,330
Wiwynn Corp.	79,000	2,047,001
		35,095,212

Thailand | 2.4%
Kasikornbank Public Co. Ltd.	555,169	2,362,760
PTT Exploration & Production PCL (‡)	538,400	2,743,687
Siam Cement Public Co. Ltd. (‡)	212,308	2,096,415
		7,202,862

United Kingdom | 1.7%
Unilever PLC	101,396	5,088,193

Total Common Stocks (Cost $303,136,795)		297,200,151

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $4,065,348)	4,065,348	4,065,348

Total Investments | 99.9% (Cost $307,202,143)		$301,265,499

Cash and Other Assets in Excess of Liabilities | 0.1%		281,579

Net Assets | 100.0%		$301,547,078

The accompanying notes are an integral part of these financial statements.

22   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 98.3%

Canada | 3.5%
Suncor Energy, Inc.	73,523	$2,332,210
TMX Group Ltd.	15,785	1,579,899
		3,912,109

China | 5.4%
Alibaba Group Holding Ltd. (*)	117,900	1,301,753
Autohome, Inc. ADR	30,357	928,924
ENN Energy Holdings Ltd.	85,500	1,192,795
ESR Group Ltd.	509,200	1,068,796
Li Ning Co. Ltd.	108,500	931,065
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	101,499	587,975
		6,011,308

Denmark | 3.2%
AP Moller - Maersk AS, Class B	378	849,012
Carlsberg AS, Class B	13,621	1,803,101
Vestas Wind Systems AS	30,868	901,844
		3,553,957

Finland | 1.6%
Nordea Bank Abp	168,830	1,805,557

France | 10.3%
Air Liquide SA	16,293	2,317,505
Capgemini SE	6,066	1,017,352
Engie SA	224,068	3,209,559
Pernod Ricard SA	8,702	1,710,462
Teleperformance	6,680	1,594,014
Thales SA	11,912	1,522,787
		11,371,679

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Germany | 10.3%
Continental AG	20,700	$1,236,740
Infineon Technologies AG	66,043	2,011,517
Merck KGaA	12,063	2,336,123
MTU Aero Engines AG	10,729	2,322,188
Rheinmetall AG	7,400	1,473,968
Siemens Healthineers AG	20,640	1,032,536
Vonovia SE	41,230	971,682
		11,384,754

Hong Kong | 1.5%
Prudential PLC	120,255	1,627,367

Ireland | 1.4%
Ryanair Holdings PLC ADR (*)	20,175	1,508,283

Israel | 1.6%
Bank Leumi Le-Israel BM	219,763	1,831,897

Italy | 1.4%
Enel SpA	285,749	1,536,840

Japan | 16.5%
Asics Corp.	71,600	1,588,873
Bandai Namco Holdings, Inc.	21,900	1,373,382
Daikin Industries Ltd.	9,100	1,399,849
Disco Corp.	6,400	1,839,794
Hitachi Ltd.	21,400	1,076,952
Hoya Corp.	14,500	1,402,950
MatsukiyoCocokara & Co.	44,900	2,257,497
Olympus Corp.	97,300	1,719,845
Shimano, Inc.	4,800	764,774
Sumitomo Mitsui Financial Group, Inc.	45,400	1,829,360
Suzuki Motor Corp.	42,800	1,377,011
Yamaha Corp.	43,800	1,615,923
		18,246,210

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Mexico | 1.6%
Arca Continental SAB de CV	216,400	$1,757,275

Netherlands | 6.1%
Akzo Nobel NV	25,003	1,668,351
Koninklijke DSM NV	11,101	1,360,933
Universal Music Group NV	79,755	1,925,219
Wolters Kluwer NV	17,624	1,840,987
		6,795,490

Norway | 0.6%
Equinor ASA	19,728	707,612

Portugal | 1.6%
Galp Energia SGPS SA	131,433	1,778,479

Singapore | 1.7%
DBS Group Holdings Ltd.	73,260	1,854,681

South Africa | 1.7%
Anglo American PLC	49,323	1,929,155

South Korea | 1.4%
Osstem Implant Co. Ltd.	8,177	899,140
SK Hynix, Inc.	10,777	648,688
		1,547,828

Spain | 1.4%
Industria de Diseno Textil SA	57,665	1,535,512

Sweden | 1.1%
Sandvik AB	67,880	1,225,589

Switzerland | 1.7%
ABB Ltd.	61,670	1,878,331

The accompanying notes are an integral part of these financial statements.

Annual Report   25

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

United Kingdom | 13.2%
3i Group PLC	95,061	$1,543,475
Barclays PLC	756,454	1,454,348
BP PLC	357,976	2,081,714
Coca-Cola Europacific Partners PLC	36,125	1,984,724
Compass Group PLC	72,858	1,683,526
Petershill Partners PLC	53,625	109,658
RELX PLC	108,115	2,995,411
Unilever PLC	54,489	2,748,915
		14,601,771

United States | 9.5%
Aon PLC, Class A	10,687	3,207,596
BRP, Inc.	12,165	927,469
Ferguson PLC	10,795	1,363,874
ICON PLC (*)	11,709	2,274,473
Roche Holding AG	8,636	2,713,966
		10,487,378
Total Common Stocks (Cost $109,184,434)		108,889,062

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $1,370,530)	1,370,530	1,370,530

Total Investments | 99.5% (Cost $110,554,964)		$110,259,592

Cash and Other Assets in Excess of Liabilities | 0.5%		508,571

Net Assets | 100.0%		$110,768,163

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.6%

Aerospace & Defense | 2.5%
Curtiss-Wright Corp.	3,466	$578,787
HEICO Corp.	2,467	379,030
		957,817

Airlines | 1.1%
Alaska Air Group, Inc. (*)	9,666	415,058

Banks | 9.7%
Commerce Bancshares, Inc.	11,687	795,534
East West Bancorp, Inc.	11,236	740,452
Home BancShares, Inc.	36,424	830,103
Pinnacle Financial Partners, Inc.	7,490	549,766
Wintrust Financial Corp.	9,529	805,391
		3,721,246

Biotechnology | 3.0%
Halozyme Therapeutics, Inc. (*)	9,168	521,659
United Therapeutics Corp. (*)	2,218	616,804
		1,138,463

Building Products | 3.3%
Armstrong World Industries, Inc.	8,391	575,539
Carlisle Cos., Inc.	1,822	429,354
PGT Innovations, Inc. (*)	14,793	265,682
		1,270,575

Capital Markets | 1.4%
Morningstar, Inc.	2,486	538,443

Chemicals | 2.9%
Ashland, Inc.	5,243	563,780
Ingevity Corp. (*)	7,924	558,166
		1,121,946

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Communications Equipment | 2.7%
Ciena Corp. (*)	12,282	$626,137
F5, Inc. (*)	2,826	405,559
		1,031,696

Construction Materials | 0.9%
Eagle Materials, Inc.	2,480	329,468

Containers & Packaging | 2.9%
Avery Dennison Corp.	2,764	500,284
Graphic Packaging Holding Co.	26,682	593,674
		1,093,958

Electrical Equipment | 3.4%
Array Technologies, Inc. (*)	10,141	196,025
Atkore, Inc. (*)	4,359	494,398
EnerSys	8,219	606,891
		1,297,314

Electronic Equipment, Instruments & Components | 2.3%
Cognex Corp.	10,959	516,278
Littelfuse, Inc.	1,653	363,991
		880,269

Energy Equipment & Services | 2.5%
Cactus, Inc., Class A	6,438	323,574
Liberty Energy, Inc.	40,101	642,017
		965,591

Entertainment | 1.6%
Take-Two Interactive Software, Inc. (*)	6,054	630,403

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Equity Real Estate Investment Trusts (REITs) | 5.8%
Alexandria Real Estate Equities, Inc.	4,627	$674,015
Brixmor Property Group, Inc.	25,374	575,228
Camden Property Trust	5,103	570,924
Summit Hotel Properties, Inc.	57,453	414,811
		2,234,978

Food & Staples Retailing | 1.1%
US Foods Holding Corp. (*)	12,718	432,666

Food Products | 2.1%
Hostess Brands, Inc. (*)	18,048	404,997
Utz Brands, Inc.	24,370	386,508
		791,505

Gas Utilities | 2.4%
New Jersey Resources Corp.	18,222	904,176

Health Care Equipment & Supplies | 2.1%
Envista Holdings Corp. (*)	9,215	310,269
QuidelOrtho Corp. (*)	5,611	480,694
		790,963

Health Care Providers & Services | 1.5%
Henry Schein, Inc. (*)	7,103	567,317

Health Care Technology | 0.9%
Certara, Inc. (*)	20,952	336,699

Hotels, Restaurants & Leisure | 2.4%
Brinker International, Inc. (*)	14,180	452,484
Wyndham Hotels & Resorts, Inc.	6,346	452,533
		905,017

Household Durables | 1.2%
Leggett & Platt, Inc.	14,520	467,980

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Insurance | 3.9%
Brown & Brown, Inc.	12,065	$687,343
Reinsurance Group of America, Inc.	5,739	815,455
		1,502,798

Interactive Media & Services | 2.5%
Cars.com, Inc. (*)	39,183	539,550
Ziff Davis, Inc. (*)	5,262	416,224
		955,774

IT Services | 1.9%
Amdocs Ltd.	5,690	517,221
Thoughtworks Holding, Inc. (*)	20,392	207,794
		725,015

Leisure Products | 2.2%
Brunswick Corp.	4,412	318,017
Hasbro, Inc.	8,292	505,895
		823,912

Life Sciences Tools & Services | 4.3%
AbCellera Biologics, Inc. (*)	35,850	363,160
Charles River Laboratories International, Inc. (*)	1,313	286,103
ICON PLC (*)	2,720	528,360
Stevanato Group SpA	25,177	452,431
		1,630,054

Machinery | 3.8%
Columbus McKinnon Corp.	14,825	481,368
Gates Industrial Corp. PLC (*)	26,514	302,525
Middleby Corp. (*)	5,115	684,898
		1,468,791

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Oil, Gas & Consumable Fuels | 2.5%
Antero Resources Corp. (*)	16,759	$519,362
Magnolia Oil & Gas Corp., Class A	18,945	444,260
		963,622

Pharmaceuticals | 1.2%
Catalent, Inc. (*)	10,013	450,685

Professional Services | 2.8%
Leidos Holdings, Inc.	6,906	726,442
Sterling Check Corp. (*)	21,816	337,494
		1,063,936

Semiconductors & Semiconductor Equipment | 2.0%
MKS Instruments, Inc.	4,754	402,807
ON Semiconductor Corp. (*)	5,971	372,411
		775,218

Software | 5.3%
CyberArk Software Ltd. (*)	3,049	395,303
Dolby Laboratories, Inc., Class A	4,941	348,538
N-Able, Inc. (*)	42,206	433,878
PTC, Inc. (*)	4,214	505,848
Tyler Technologies, Inc. (*)	1,012	326,279
		2,009,846

Specialty Retail | 3.1%
Five Below, Inc. (*)	3,247	574,297
Leslie’s, Inc. (*)	30,418	371,404
Warby Parker, Inc., Class A (*)	16,640	224,473
		1,170,174

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Textiles, Apparel & Luxury Goods | 1.4%
Tapestry, Inc.	13,895	$529,122

Total Common Stocks (Cost $35,074,759)		36,892,495

Short-Term Investments | 3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $1,333,674)	1,333,674	1,333,674

Total Investments | 100.1% (Cost $36,408,433)		$38,226,169

Liabilities in Excess of Cash and Other Assets l (0.1)%		(41,105)

Net Assets | 100.0%		$38,185,064

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 28.8%

Australia | 0.3%
AGL Energy Ltd.	6,911	$37,946
Allkem Ltd. (*)	10,488	79,676
Aristocrat Leisure Ltd.	872	18,008
BHP Group Ltd.	2,117	65,545
Coronado Global Resources, Inc.	29,719	39,644
GrainCorp Ltd., Class A	7,798	39,358
Incitec Pivot Ltd.	14,550	36,756
Northern Star Resources Ltd.	5,000	36,613
Pilbara Minerals Ltd. (*)	10,626	27,077
WiseTech Global Ltd.	1,411	48,657
Yancoal Australia Ltd.	71,909	293,808
		723,088

Belgium | 0.0%
Warehouses De Pauw CVA REIT	4,298	122,900

Canada | 1.0%
Agnico Eagle Mines Ltd.	783	40,688
Alimentation Couche-Tard, Inc.	1,991	87,492
ARC Resources Ltd.	3,260	43,940
Atco Ltd., Class I	3,030	94,839
Birchcliff Energy Ltd.	5,097	35,498
Canadian National Railway Co.	1,308	155,495
Element Fleet Management Corp.	5,389	73,432
H&R Real Estate Investment Trust	7,089	63,403
Hydro One Ltd.	15,960	427,525
International Petroleum Corp. (*)	6,289	70,769
Loblaw Cos. Ltd.	7,950	702,935
Metro, Inc.	10,673	590,956
Nutrien Ltd.	620	45,264
Toronto-Dominion Bank	2,973	192,532
Tourmaline Oil Corp.	2,085	105,205
		2,729,973

The accompanying notes are an integral part of these financial statements.

Annual Report   33

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

China | 0.1%
NXP Semiconductors NV	850	$134,325
SITC International Holdings Co. Ltd.	20,000	44,147
		178,472

Denmark | 0.3%
AP Moller - Maersk AS, Class B	35	78,612
Carlsberg AS, Class B ADR	4,766	126,442
Novo Nordisk AS, Class B	5,148	697,039
		902,093

Finland | 0.0%
Neste Oyj	874	40,368

France | 0.8%
BNP Paribas SA	2,388	135,895
Bureau Veritas SA ADR	1,744	91,787
Cie de Saint-Gobain	2,698	132,455
Cie Generale des Etablissements Michelin SCA	4,807	133,668
Hermes International	78	120,365
Legrand SA ADR	5,080	81,128
LVMH Moet Hennessy Louis Vuitton SE ADR	886	128,355
Orange SA	50,815	505,273
Pernod Ricard SA ADR	2,794	109,888
Societe Generale SA	4,494	112,755
Thales SA ADR	4,888	124,693
TotalEnergies SE	3,747	233,869
Vinci SA	1,063	106,167
		2,016,298

Germany | 0.3%
Bayerische Motoren Werke AG	1,386	123,708
Deutsche Bank AG	9,549	108,233
Deutsche Post AG	7,669	288,675
Mercedes-Benz Group AG	593	38,915
Mercer International, Inc.	6,123	71,272

The accompanying notes are an integral part of these financial statements.

34   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Merck KGaA ADR	3,044	$117,437
Telefonica Deutschland Holding AG	59,451	146,481
		894,721

Hong Kong | 0.2%
AIA Group Ltd. ADR	2,736	121,560
Jardine Matheson Holdings Ltd.	1,800	91,526
Swire Pacific Ltd., Class A	28,500	249,958
		463,044

Ireland | 0.0%
AerCap Holdings NV (*)	924	53,888

Israel | 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	80,900	139,569
Perion Network Ltd. (*)	1,160	29,348
		168,917

Italy | 0.1%
Poste Italiane SpA	7,784	75,909
UniCredit SpA	8,497	120,830
		196,739

Japan | 3.3%
ABC-Mart, Inc.	6,000	340,758
Canon, Inc.	10,000	216,230
Cosmo Energy Holdings Co. Ltd.	1,100	29,092
Daiwa House Industry Co. Ltd.	3,800	87,194
Electric Power Development Co. Ltd.	26,700	424,740
FUJIFILM Holdings Corp.	2,200	110,997
Hachijuni Bank Ltd.	29,800	124,339
Hirose Electric Co. Ltd.	700	87,562
Honda Motor Co. Ltd.	15,900	363,540
Hulic Co. Ltd.	11,900	93,655
Japan Post Bank Co. Ltd.	13,200	113,417

The accompanying notes are an integral part of these financial statements.

Annual Report   35

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Japan Post Holdings Co. Ltd.	115,000	$969,514
Japan Post Insurance Co. Ltd.	13,700	241,105
Japan Real Estate Investment Corp. REIT	32	140,152
Japan Tobacco, Inc.	26,600	537,854
Kansai Electric Power Co., Inc.	10,200	99,012
KDDI Corp.	10,600	320,376
Lawson, Inc.	6,900	264,420
McDonald’s Holdings Co. Japan Ltd.	3,200	121,757
Mizuho Financial Group, Inc.	18,000	254,407
MS&AD Insurance Group Holdings, Inc.	4,200	134,425
NGK Spark Plug Co. Ltd.	1,300	23,987
Nihon Kohden Corp.	9,100	222,039
Nintendo Co. Ltd. ADR	10,575	110,192
Nippon Building Fund, Inc. REIT	36	160,767
Nippon Steel Corp.	2,500	43,527
Nippon Telegraph & Telephone Corp.	11,400	325,402
Nisshinbo Holdings, Inc.	11,400	83,854
Nomura Real Estate Holdings, Inc.	1,800	38,482
Olympus Corp. ADR	5,880	105,134
Osaka Gas Co. Ltd.	16,000	258,787
Rengo Co. Ltd.	14,700	100,982
Sankyo Co. Ltd.	9,600	393,072
Sega Sammy Holdings, Inc. NA	6,100	91,837
Shimano, Inc. ADR	4,887	76,701
Shin-Etsu Chemical Co. Ltd.	1,600	194,937
Shizuoka Financial Group, Inc.	6,900	55,459
Softbank Corp.	8,200	92,715
Sumco Corp.	2,800	37,466
Sumitomo Mitsui Financial Group, Inc.	5,800	233,707
Tokyo Gas Co. Ltd.	30,400	597,629
Tokyo Ohka Kogyo Co. Ltd.	1,200	54,057
Tokyu Fudosan Holdings Corp.	8,500	40,344
Toshiba Corp.	1,300	45,569
Yamazaki Baking Co. Ltd.	14,800	177,490
		8,638,682

The accompanying notes are an integral part of these financial statements.

36   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Monaco | 0.0%
Scorpio Tankers, Inc.	738	$39,682

Netherlands | 0.8%
Adyen NV (*)	40	55,353
ASML Holding NV	475	257,119
BNP Paribas Emissions- und Handelsgesellschaft mbH	8,819	107,595
Eurocommercial Properties NV REIT	3,421	82,525
Koninklijke Ahold Delhaize NV	6,989	200,821
Koninklijke KPN NV	26,983	83,484
NN Group NV	940	38,391
Shell PLC	22,844	649,174
Wolters Kluwer NV	4,332	452,517
Wolters Kluwer NV ADR	1,928	201,958
		2,128,937

New Zealand | 0.1%
Spark New Zealand Ltd.	74,158	254,190

Norway | 0.1%
Orkla ASA	28,415	205,297

Puerto Rico | 0.0%
OFG Bancorp	671	18,493

Singapore | 0.2%
Jardine Cycle & Carriage Ltd.	8,800	188,017
Oversea-Chinese Banking Corp. Ltd.	15,000	136,107
Sembcorp Industries Ltd.	55,900	140,737
Singapore Telecommunications Ltd. NA	46,100	88,505
STMicroelectronics NV	1,603	56,987
		610,353

The accompanying notes are an integral part of these financial statements.

Annual Report   37

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.2%
Banco Bilbao Vizcaya Argentaria SA	6,974	$42,115
Banco Santander SA	8,592	25,732
Corporacion Financiera Alba SA	598	27,618
Iberdrola SA	1,725	20,178
Industria de Diseno Textil SA	7,459	198,619
Industria de Diseno Textil SA ADR	6,316	84,224
		398,486

Sweden | 0.2%
Assa Abloy AB ADR	7,381	78,977
Epiroc AB ADR	10,390	189,513
Hexagon AB ADR	13,376	139,244
Telefonaktiebolaget LM Ericsson, B Shares	18,757	109,848
		517,582

Switzerland | 0.2%
ABB Ltd. ADR	4,988	151,934
Novartis AG	1,166	105,618
PSP Swiss Property AG	1,787	210,147
Swatch Group AG	10,311	146,313
		614,012

United Kingdom | 1.1%
Barclays PLC	67,081	128,969
Coca-Cola Europacific Partners PLC	2,380	131,662
Compass Group PLC	4,393	101,509
Diageo PLC ADR	1,165	207,591
HSBC Holdings PLC	30,907	192,751
Investec PLC	10,599	65,539
Linde PLC	135	44,034
LXI REIT PLC REIT	33,516	45,586
National Grid PLC	13,075	157,049
NatWest Group PLC	43,953	140,304
RELX PLC ADR	7,374	204,407
Serco Group PLC	64,584	120,778

The accompanying notes are an integral part of these financial statements.

38   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

SSE PLC	6,257	$129,056
Standard Chartered PLC	51,715	388,158
Unilever PLC	14,312	722,026
Unilever PLC ADR	4,045	203,666
		2,983,085

United States | 19.4%
3M Co.	732	87,781
Abbott Laboratories	7,502	823,645
Academy Sports & Outdoors, Inc.	1,259	66,148
Accenture PLC, Class A	1,028	274,312
Activision Blizzard, Inc.	1,990	152,334
Adobe, Inc. (*)	58	19,519
Affiliated Managers Group, Inc.	577	91,414
Allison Transmission Holdings, Inc.	3,264	135,782
Alphabet, Inc., Class A (*)	3,294	290,630
Alphabet, Inc., Class C (*)	5,967	529,452
Altria Group, Inc.	9,374	428,486
Amazon.com, Inc. (*)	2,709	227,556
Amdocs Ltd.	6,454	586,669
Ameren Corp.	2,331	207,273
American Electric Power Co., Inc.	4,827	458,324
American Express Co.	127	18,764
American International Group, Inc.	1,411	89,232
AmerisourceBergen Corp.	1,921	318,329
AMN Healthcare Services, Inc. (*)	1,697	174,486
Amphenol Corp., Class A	2,429	184,944
Aon PLC, Class A	1,767	530,347
Apple, Inc.	12,475	1,620,877
Applied Materials, Inc.	1,921	187,067
AT&T, Inc.	49,335	908,257
Automatic Data Processing, Inc.	920	219,751
AutoZone, Inc. (*)	135	332,934
Avery Dennison Corp.	515	93,215
Bank of America Corp.	4,169	138,077
Bath & Body Works, Inc.	1,887	79,518

The accompanying notes are an integral part of these financial statements.

Annual Report   39

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Biogen, Inc. (*)	326	$90,276
BJ’s Wholesale Club Holdings, Inc. (*)	2,481	164,143
BlueLinx Holdings, Inc. (*)	659	46,861
Booking Holdings, Inc. (*)	13	26,199
Booz Allen Hamilton Holding Corp.	2,079	217,297
Boston Scientific Corp. (*)	3,409	157,734
Bristol-Myers Squibb Co.	9,202	662,084
Broadcom, Inc.	539	301,371
BRP, Inc.	1,392	106,279
Cadence Design Systems, Inc. (*)	1,851	297,345
Cal-Maine Foods, Inc.	3,020	164,439
Campbell Soup Co.	4,310	244,592
Cardinal Health, Inc.	2,979	228,996
Caterpillar, Inc.	253	60,609
Cboe Global Markets, Inc.	867	108,782
Charles Schwab Corp.	2,266	188,667
Charter Communications, Inc., Class A (*)	727	246,526
Chegg, Inc. (*)	1,382	34,923
Cheniere Energy, Inc.	233	34,941
Chesapeake Energy Corp.	476	44,920
Chipotle Mexican Grill, Inc. (*)	95	131,812
Chubb Ltd.	966	213,100
Cigna Corp.	1,514	501,649
Cisco Systems, Inc.	1,865	88,849
Citizens Financial Group, Inc.	588	23,150
CME Group, Inc.	678	114,012
CMS Energy Corp.	3,517	222,732
Coca-Cola Co.	4,237	269,516
Cognizant Technology Solutions Corp., Class A	2,485	142,117
Colgate-Palmolive Co.	7,653	602,980
Comcast Corp., Class A	4,984	174,290
Computershare Ltd. ADR	6,310	112,066
Comstock Resources, Inc.	2,185	29,956
Consolidated Edison, Inc.	1,032	98,360
Copart, Inc. (*)	1,620	98,642
Corteva, Inc.	3,435	201,909

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Coterra Energy, Inc.	5,413	$132,997
Crowdstrike Holdings, Inc., Class A (*)	255	26,849
CSL Ltd.	1,349	263,043
CVS Health Corp.	4,932	459,613
D.R. Horton, Inc.	361	32,180
Danaher Corp.	334	88,650
Darden Restaurants, Inc.	285	39,424
Darling Ingredients, Inc. (*)	660	41,309
Dave & Buster’s Entertainment, Inc. (*)	1,092	38,700
Deere & Co.	328	140,633
Diamondback Energy, Inc.	417	57,037
Dick’s Sporting Goods, Inc.	444	53,409
Digital Realty Trust, Inc. REIT	1,515	151,909
Dillard’s, Inc. Class A	309	99,869
Dollar General Corp.	714	175,822
Donnelley Financial Solutions, Inc. (*)	1,088	42,051
Dropbox, Inc. Class A (*)	4,096	91,668
Electronic Arts, Inc.	724	88,458
Elevance Health, Inc.	315	161,586
Eli Lilly & Co.	2,048	749,240
EMCOR Group, Inc.	1,052	155,812
Equinix, Inc. REIT	629	412,014
Equitable Holdings, Inc.	1,454	41,730
Estee Lauder Cos., Inc., Class A	768	190,548
Everest Re Group Ltd.	919	304,437
Exxon Mobil Corp.	1,319	145,486
Fair Isaac Corp. N Ap (*)	62	37,112
Fidelity National Financial, Inc.	2,627	98,828
FirstEnergy Corp. N Ap	3,672	154,004
Fiserv, Inc. (*)	1,497	151,302
Flowers Foods, Inc.	10,421	299,500
FNB Corp.	5,492	71,671
Fortinet, Inc. (*)	3,930	192,138
Gartner, Inc. (*)	164	55,127
General Mills, Inc.	3,824	320,642
Gilead Sciences, Inc.	9,002	772,822

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

GMS, Inc. (*)	924	$46,015
Goldman Sachs Group, Inc.	299	102,671
Grand Canyon Education, Inc. (*)	1,288	136,090
GSK PLC	13,548	235,597
H&R Block, Inc.	3,077	112,341
Haemonetics Corp. (*)	1,224	96,268
Haleon PLC (*)	8,628	34,511
Hartford Financial Services Group, Inc.	641	48,607
HCA Healthcare, Inc.	738	177,090
Henry Schein, Inc. (*)	1,747	139,533
Hershey Co.	1,958	453,414
Hologic, Inc. (*)	1,269	94,934
Home Depot, Inc.	348	109,919
ICF International, Inc. N Ap	999	98,951
IDEX Corp.	204	46,579
Ingles Markets, Inc., Class A	1,497	144,401
Intercontinental Exchange, Inc.	4,574	469,247
International Game Technology PLC	2,019	45,791
IQVIA Holdings, Inc. (*)	993	203,456
Jack Henry & Associates, Inc.	538	94,451
Jackson Financial, Inc., Class A	2,290	79,669
JB Hunt Transport Services, Inc.	896	156,227
Johnson & Johnson	5,117	903,918
JPMorgan Chase & Co.	971	130,211
Kellogg Co.	5,348	380,991
Keysight Technologies, Inc. (*)	3,220	550,845
Kforce, Inc.	1,895	103,903
Kimberly-Clark Corp.	4,217	572,458
Kroger Co.	4,662	207,832
Lattice Semiconductor Corp. (*)	282	18,296
Life Storage, Inc.	1,243	122,435
Lockheed Martin Corp.	394	191,677
Magnolia Oil & Gas Corp., Class A	2,045	47,955
Marathon Oil Corp.	2,454	66,430
Marathon Petroleum Corp.	428	49,815
MasterCard, Inc., Class A	1,289	448,224

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

McDonald’s Corp.	2,514	$662,514
McKesson Corp.	292	109,535
Medpace Holdings, Inc. (*)	174	36,959
Medtronic PLC	550	42,746
Merck & Co., Inc.	10,934	1,213,127
Meta Platforms, Inc., Class A (*)	1,357	163,301
Microsoft Corp.	3,127	749,917
Molina Healthcare, Inc. (*)	493	162,798
Mosaic Co.	1,698	74,491
Motorola Solutions, Inc.	1,777	457,951
Mueller Industries, Inc.	638	37,642
Nasdaq, Inc.	2,763	169,510
National Fuel Gas Co.	8,215	520,009
Netflix, Inc. (*)	198	58,386
News Corp. Class B	9,997	184,345
NIKE, Inc., Class B	1,336	156,325
NiSource, Inc.	1,567	42,967
NRG Energy, Inc.	647	20,588
Nucor Corp.	1,109	146,177
NVIDIA Corp.	148	21,629
NVR, Inc. (*)	19	87,639
O’Reilly Automotive, Inc. (*)	936	790,012
O-I Glass, Inc. (*)	2,345	38,857
Occidental Petroleum Corp.	536	33,763
Old Republic International Corp.	3,375	81,506
ON Semiconductor Corp. (*)	671	41,850
Ovintiv, Inc.	1,052	53,347
PACCAR, Inc. N Ap	1,077	106,591
Paychex, Inc.	4,079	471,369
Paycom Software, Inc. (*)	134	41,582
PepsiCo, Inc.	5,333	963,460
Pfizer, Inc.	5,603	287,098
Philip Morris International, Inc.	1,371	138,759
Piedmont Office Realty Trust, Inc. REIT Class A	3,438	31,526
Pinnacle West Capital Corp.	1,930	146,757
Pinterest, Inc. Class A (*)	1,629	39,552

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Pioneer Natural Resources Co.	158	$36,086
PNM Resources, Inc.	3,387	165,252
Portland General Electric Co.	2,071	101,479
Premier, Inc., Class A	2,879	100,707
Procter & Gamble Co.	5,395	817,666
PTC, Inc. (*)	1,300	156,052
Public Storage REIT	1,337	374,614
QIAGEN NV (*)	4,097	206,196
QUALCOMM, Inc.	1,192	131,048
Qualys, Inc. (*)	825	92,590
Regeneron Pharmaceuticals, Inc. (*)	289	208,511
Republic Services, Inc.	5,176	667,652
Roche Holding AG	1,808	568,185
Rockwell Automation, Inc.	515	132,649
S&P Global, Inc.	580	194,265
SBA Communications Corp. REIT	798	223,687
Schlumberger Ltd.	804	42,982
Sempra Energy	1,858	287,135
Service Corp. International	3,085	213,297
ServiceNow, Inc. (*)	93	36,109
Simon Property Group, Inc. REIT	1,102	129,463
Sirius XM Holdings, Inc.	16,457	96,109
SLM Corp.	5,464	90,702
Southwestern Energy Co. (*)	4,877	28,530
Starbucks Corp.	1,908	189,274
Steel Dynamics, Inc.	1,745	170,486
Stellantis NV	13,210	187,119
Stewart Information Services Corp.	880	37,602
Synchrony Financial	951	31,250
Synopsys, Inc. (*)	2,311	737,879
Sysco Corp.	1,216	92,963
Target Corp.	149	22,207
Tesla, Inc. (*)	1,578	194,378
Tetra Tech, Inc.	1,031	149,691
Texas Instruments, Inc.	1,769	292,274
Texas Roadhouse, Inc.	1,708	155,343

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Thermo Fisher Scientific, Inc.	415	$228,536
TJX Cos., Inc.	2,862	227,815
TopBuild Corp. (*)	358	56,023
Tractor Supply Co.	326	73,340
Travelers Cos., Inc.	1,278	239,612
U-Haul Holding Co.	3,775	217,089
UFP Industries, Inc.	1,049	83,133
Ulta Beauty, Inc. (*)	282	132,278
UMH Properties, Inc. REIT	2,119	34,116
United Parcel Service, Inc., Class B	232	40,331
United Therapeutics Corp. (*)	351	97,610
UnitedHealth Group, Inc.	1,603	849,879
Unum Group	1,090	44,723
Valero Energy Corp.	946	120,010
Verizon Communications, Inc.	17,687	696,868
Vertex Pharmaceuticals, Inc. (*)	1,265	365,307
Virtu Financial, Inc., Class A	4,360	88,988
Visa, Inc., Class A	2,385	495,508
Vistra Corp.	908	21,066
Warner Music Group Corp., Class A	2,022	70,810
Waste Management, Inc.	4,151	651,209
WEC Energy Group, Inc.	829	77,727
Wells Fargo & Co.	4,066	167,885
Westamerica BanCorp	2,271	134,012
Westlake Corp.	362	37,119
Weyerhaeuser Co. REIT	597	18,507
White Mountains Insurance Group Ltd.	164	231,950
Williams-Sonoma, Inc.	291	33,442
Willis Towers Watson PLC	855	209,116
WW Grainger, Inc.	611	339,869
Xcel Energy, Inc.	5,324	373,266
Zoetis, Inc.	928	135,998
		51,324,778
Total Common Stocks (Cost $64,791,128)		76,224,078

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 25.0%

Australia | 0.4%
Telstra Corp. Ltd., 4.000%, 04/19/27	AUD	$1,600	$1,041,445

Canada | 1.0%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	2,950	2,650,940

Germany | 0.7%
Mercedes-Benz Group AG, 0.750%, 09/10/30	EUR	2,050	1,793,387

Japan | 0.6%
NTT Finance Corp., 4.239%, 07/25/25	USD	800	785,545
1.162%, 04/03/26	USD	825	729,593
			1,515,138

Netherlands | 1.0%
ING Groep NV, 1.125% (SONIA + 0.905%), 12/07/28 (§)	GBP	2,700	2,611,456

Switzerland | 0.3%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	985	847,590

United Kingdom | 1.5%
Ashtead Capital, Inc., 4.250%, 11/01/29	USD	1,955	1,752,332
Tesco Corporate Treasury Services PLC, 2.750%, 04/27/30	GBP	2,160	2,142,912
			3,895,244

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 19.5%
Adobe, Inc., 2.300%, 02/01/30	USD	$995	$848,406
Alphabet, Inc., 1.100%, 08/15/30	USD	1,200	939,092
Amazon.com, Inc., 3.150%, 08/22/27	USD	1,010	949,066
American Express Co., 4.050%, 05/03/29	USD	2,015	1,918,775
Amgen, Inc., 3.000%, 02/22/29	USD	955	845,654
Apple, Inc., 1.125%, 05/11/25	USD	2,035	1,873,525
Ball Corp., 4.875%, 03/15/26	USD	1,285	1,244,690
Bank of America Corp.: 1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	995	979,395
1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	2,785	1,830,304
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	3,145	2,897,916
Clean Harbors, Inc., 4.875%, 07/15/27	USD	1,175	1,113,313
Dell International LLC, 5.300%, 10/01/29	USD	1,867	1,825,930
Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	2,655	2,022,623
Home Depot, Inc., 5.875%, 12/16/36	USD	850	909,003
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	3,620	2,539,855
Johnson Controls International PLC, 1.750%, 09/15/30	USD	2,430	1,941,027
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	3,145	2,894,078

The accompanying notes are an integral part of these financial statements.

Annual Report   47

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Kimberly-Clark Corp., 3.200%, 04/25/29	USD	$2,203	$2,011,301
McDonald’s Corp., 3.125%, 03/04/25	CAD	2,635	1,878,790
Microsoft Corp., 3.500%, 11/15/42	USD	1,030	863,040
Morgan Stanley, 3.625%, 01/20/27	USD	2,950	2,781,894
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	1,105	971,019
PepsiCo, Inc., 2.875%, 10/15/49	USD	1,210	864,472
Pfizer, Inc., 2.625%, 04/01/30	USD	1,045	917,951
Procter & Gamble Co., 1.200%, 10/29/30	USD	575	451,152
Prologis LP REIT, 1.250%, 10/15/30	USD	3,830	2,903,399
Schneider Electric SE, 0.875%, 12/13/26	EUR	1,800	1,752,375
Service Corp. International, 4.625%, 12/15/27	USD	1,285	1,200,254
Starbucks Corp., 4.450%, 08/15/49	USD	910	773,440
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	2,165	1,821,491
United Rentals North America, Inc., 4.875%, 01/15/28	USD	1,335	1,265,113
Verizon Communications, Inc., 3.875%, 02/08/29	USD	3,029	2,842,005
Visa, Inc., 0.750%, 08/15/27	USD	985	838,145
			51,708,493
Total Corporate Bonds (Cost $74,386,309)			66,063,693

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 31.7%

Australia | 1.7%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	$3,200	$1,705,356
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	5,225	2,756,759
			4,462,115

Bahamas | 0.6%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	2,170	1,629,263

Bermuda | 1.7%
Bermuda Government International Bonds:
3.717%, 01/25/27	USD	2,160	2,068,605
2.375%, 08/20/30 (#)	USD	2,865	2,406,242
			4,474,847

Canada | 4.4%
British Columbia, 3.200%, 06/18/44	CAD	4,410	2,747,782
Export Development Canada, 1.650%, 07/31/24	CAD	2,550	1,807,355
Quebec:
2.500%, 04/20/26	USD	1,505	1,414,574
1.850%, 02/13/27	CAD	5,610	3,834,770
Vancouver, 2.900%, 11/20/25	CAD	2,470	1,763,843
			11,568,324

Chile | 2.3%
Bonos de la Tesoreria de la Republica en pesos:
5.800%, 06/01/24	CLP	1,665,000	1,918,687
2.300%, 10/01/28	CLP	2,380,000	2,343,497

The accompanying notes are an integral part of these financial statements.

Annual Report   49

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Chile Government International Bonds, 0.830%, 07/02/31	EUR	$2,330	$1,942,785
			6,204,969

Colombia | 0.2%
Colombia Government International Bonds, 9.850%, 06/28/27	COP	3,499,000	618,554

Costa Rica | 0.5%
Costa Rica Government International Bonds, 6.125%, 02/19/31	USD	1,450	1,403,147

Czech Republic | 1.1%
Czech Republic Government Bonds, 7.210%, 11/19/27	CZK	65,150	2,853,694

Denmark | 0.3%
Denmark Government Bond, 0.000%, 11/15/31	DKK	7,980	907,784

France | 0.7%
French Republic Government Bonds OAT, 1.750%, 06/25/39	EUR	2,110	1,842,068

Hungary | 0.3%
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	1,001	702,381

Ireland | 0.7%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	1,910	1,817,960

Japan | 1.7%
Japan Bank for International Cooperation, 1.625%, 01/20/27	USD	1,760	1,569,868

The accompanying notes are an integral part of these financial statements.

50   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Japan International Cooperation Agency, 3.250%, 05/25/27	USD	$3,100	$2,937,839
			4,507,707

Mexico | 1.7%
Mexico Bonos:
8.000%, 09/05/24	MXN	42,600	2,114,391
7.500%, 06/03/27	MXN	42,450	2,051,472
Mexico Government International Bonds, 6.750%, 02/06/24	GBP	165	201,472
			4,367,335

Morocco | 0.7%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	2,415	1,900,559

Netherlands | 0.3%
Nederlandse Waterschapsbank NV, 0.500%, 12/02/25 (#)	USD	840	749,897

New Zealand | 4.3%
Housing New Zealand Ltd., 3.420%, 10/18/28	NZD	3,310	1,918,460
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	8,175	4,980,734
1.500%, 04/20/29	NZD	5,715	2,900,311
2.000%, 04/15/37	NZD	3,795	1,545,577
			11,345,082

Norway | 0.8%
Oslo:
2.300%, 03/14/24	NOK	11,000	1,102,425
2.350%, 09/04/24	NOK	11,000	1,094,734
			2,197,159

The accompanying notes are an integral part of these financial statements.

Annual Report   51

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Panama | 1.1%
Panama Government International Bonds:
8.875%, 09/30/27	USD	$1,655	$1,903,043
3.875%, 03/17/28	USD	1,085	1,023,833
			2,926,876

Peru | 1.1%
Peru Government Bonds, 6.150%, 08/12/32	PEN	6,695	1,549,921
Peruvian Government International Bonds, 3.000%, 01/15/34	USD	1,570	1,236,179
			2,786,100

Poland | 1.2%
Poland Government Bonds, 7.560% (WIBOR 6 Month), 05/25/28 (§)	PLN	14,180	3,059,048

Portugal | 0.7%
Portugal Obrigacoes do Tesouro OT, 1.650%, 07/16/32	EUR	2,110	1,921,468

Singapore | 0.7%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	2,575	1,966,720

Spain | 0.7%
Spain Government Bonds, 1.000%, 07/30/42	EUR	2,875	1,877,609

Switzerland | 0.3%
Swiss Confederation Government Bonds, 0.500%, 06/27/32	CHF	940	920,805

Thailand | 1.2%
Thailand Government Bonds, 1.585%, 12/17/35	THB	124,210	3,055,593

The accompanying notes are an integral part of these financial statements.

52   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 0.7%
U.K. Gilts, 0.875%, 07/31/33	GBP	$1,900	$1,714,508

Total Foreign Government Obligations (Cost $94,703,406)			83,781,572

Quasi Government Bonds | 1.3%

Germany | 1.3%
Kreditanstalt fuer Wiederaufbau:
0.000%, 09/15/28	EUR	1,030	929,031
1.750%, 09/14/29	USD	2,960	2,551,761
(Cost $3,859,620)			3,480,792

Supranational Bonds | 5.1%
Asian Development Bank, 2.125%, 03/19/25	USD	1,261	1,194,512
European Investment Bank, 1.000%, 01/28/28	CAD	3,575	2,306,984
Inter-American Development Bank, 7.875%, 03/14/23	IDR	40,710,000	2,625,785
Inter-American Investment Corp., 1.100%, 06/30/26	AUD	1,052	634,269
International Bank for Reconstruction & Development:
2.900%, 11/26/25	AUD	2,098	1,378,652
1.250%, 03/16/26	NOK	17,910	1,721,580
1.125%, 09/13/28	USD	1,058	895,700
International Finance Corp.:
2.125%, 04/07/26	USD	1,350	1,260,660
1.500%, 04/15/35	AUD	3,131	1,418,367

Total Supranational Bonds (Cost $15,475,626)			13,436,509

The accompanying notes are an integral part of these financial statements.

Annual Report   53

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

U.S. Municipal Bonds | 0.8%

California | 0.8%
California:
4.500%, 04/01/33	USD	$900	$865,128
7.550%, 04/01/39	USD	1,000	1,251,632
(Cost $2,545,181)			2,116,760

U.S. Treasury Securities | 2.7%
U.S. Treasury Bonds:
4.250%, 09/30/24	USD	890	885,446
1.750%, 08/15/41	USD	9,095	6,224,035
(Cost $8,659,237)			7,109,481

		Fair
Description	Shares	Value

Exchange-Traded Funds | 1.0%
iShares MSCI World ETF (Cost $2,079,496)	24,677	$2,695,962

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $5,021,908)	5,021,908	5,021,908

Total Investments | 98.3% (Cost $271,521,911) (»)		$259,930,755

Cash and Other Assets in Excess of Liabilities | 1.7%		4,402,250

Net Assets | 100.0%		$264,333,005

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2022:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	375,453	USD	237,200	HSB	02/08/23	$18,785	$—
AUD	385,698	USD	260,000	HSB	02/08/23	2,970	—
AUD	56,113	USD	37,755	HSB	03/29/23	580	—
AUD	591,974	USD	379,900	JPM	02/08/23	23,710	—
AUD	328,142	USD	220,806	SSB	03/29/23	3,374	—
CAD	318,910	USD	239,014	HSB	02/08/23	—	3,435
CAD	380,940	USD	280,000	HSB	02/08/23	1,400	—
CAD	628,088	USD	457,500	HSB	02/08/23	6,468	—
CAD	1,908,296	USD	1,391,306	HSB	02/08/23	18,352	—
CAD	644,142	USD	483,100	JPM	02/08/23	—	7,272
CAD	1,371,773	USD	1,015,712	JPM	02/08/23	—	2,383
CAD	558,614	USD	409,433	SSB	03/29/23	3,423	—
CHF	11,410	USD	11,797	HSB	02/08/23	590	—
CHF	84,847	USD	84,700	HSB	02/08/23	7,406	—
CHF	383,478	USD	416,148	HSB	03/29/23	2,393	—
CHF	836,272	USD	864,007	JPM	02/08/23	43,809	—
CNH	6,927,396	USD	1,000,000	HSB	02/08/23	3,616	—
CNH	10,236,508	USD	1,406,600	HSB	02/08/23	76,428	—
CNH	13,752,167	USD	1,934,680	HSB	02/08/23	57,685	—
CNH	71,471,696	USD	10,033,664	HSB	02/08/23	320,898	—
CNH	5,809,516	USD	816,300	HSB	02/28/23	26,723	—
CNH	4,596,344	USD	645,432	JPM	02/08/23	20,470	—
COP	703,998,687	USD	133,700	HSB	04/25/23	8,423	—
CZK	2,559,406	USD	101,600	HSB	01/11/23	11,605	—
CZK	18,064,267	USD	758,200	JPM	01/11/23	40,803	—
CZK	38,792,320	USD	1,558,224	JPM	01/11/23	157,605	—
EUR	6,770,741	USD	6,811,819	CIT	02/08/23	452,745	—
EUR	1,125,203	USD	1,204,600	HSB	02/08/23	2,670	—
EUR	1,874,902	USD	1,885,000	HSB	02/08/23	126,648	—
EUR	2,166,483	USD	2,290,000	HSB	02/08/23	34,495	—
EUR	2,948,874	USD	2,898,100	HSB	02/08/23	265,850	—
EUR	6,413,229	USD	6,453,242	HSB	02/08/23	427,736	—
EUR	1,190,022	USD	1,271,217	HSB	03/29/23	10,053	—
GBP	59,137	USD	68,019	HSB	02/08/23	3,541	—
GBP	590,290	USD	660,900	HSB	02/08/23	53,381	—

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GBP	474,620	USD	566,300	JPM	02/08/23	$8,015	$—
GBP	596,831	USD	730,000	JPM	02/08/23	—	7,804
GBP	685,914	USD	789,100	JPM	02/08/23	40,891	—
HUF	222,897,871	USD	580,200	HSB	02/08/23	11,426	—
JPY	212,741,986	USD	1,570,000	CIT	02/08/23	58,251	—
JPY	786,263,395	USD	5,407,180	CIT	02/08/23	610,599	—
JPY	22,689,128	USD	169,300	HSB	02/08/23	4,354	—
JPY	79,542,950	USD	566,400	HSB	02/08/23	42,393	—
JPY	2,031,254,251	USD	13,970,904	HSB	02/08/23	1,575,589	—
KRW	314,640,000	USD	240,000	JPM	04/18/23	9,708	—
KRW	2,192,580,342	USD	1,537,628	JPM	04/18/23	202,470	—
MXN	2,030,962	USD	101,600	HSB	02/08/23	1,973	—
NOK	9,459,743	USD	933,000	HSB	02/08/23	33,935	—
PEN	419,120	USD	104,000	CIT	04/25/23	5,313	—
PLN	579,171	USD	118,600	HSB	02/08/23	13,216	—
RON	1,374,396	USD	271,100	HSB	02/08/23	26,055	—
RON	11,958,779	USD	2,316,327	HSB	02/08/23	269,258	—
SEK	751,810	USD	67,700	HSB	02/08/23	4,489	—
SEK	4,646,008	USD	418,358	HSB	02/08/23	27,755	—
SEK	1,583,825	USD	142,640	JPM	02/08/23	9,441	—
SEK	8,852,349	USD	833,000	JPM	02/08/23	17,010	—
SGD	1,454,424	USD	1,064,000	JPM	02/08/23	22,525	—
THB	1,106,582	USD	29,783	HSB	03/13/23	2,378	—
USD	330,573	AUD	486,562	HSB	02/08/23	—	1,167
USD	1,972,875	AUD	3,035,029	HSB	02/08/23	—	96,418
USD	410,778	AUD	633,068	JPM	02/08/23	—	20,850
USD	2,432,964	AUD	3,744,577	JPM	02/08/23	—	120,101
USD	1,701,427	AUD	2,617,580	MSC	02/08/23	—	83,248
USD	3,160,736	CAD	4,272,809	CIT	02/08/23	4,411	—
USD	128,731	CAD	174,512	HSB	02/08/23	—	181
USD	128,874	CAD	175,871	HSB	02/08/23	—	1,042
USD	982,509	CAD	1,329,859	HSB	02/08/23	142	—
USD	6,009,060	CAD	8,122,044	HSB	02/08/23	9,306	—
USD	517,559	CAD	698,645	JPM	02/08/23	1,470	—
USD	1,028,841	CAD	1,365,521	JPM	02/08/23	20,130	—

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	1,086,602	CAD	1,480,552	JPM	02/08/23	$—	$7,082
USD	3,215,285	CAD	4,345,955	JPM	02/08/23	4,927	—
USD	1,071,846	CAD	1,448,846	MSC	02/08/23	1,583	—
USD	155,514	CAD	212,177	SSB	03/29/23	—	1,300
USD	247,851	CAD	338,158	SSB	03/29/23	—	2,072
USD	11,653	CHF	11,410	HSB	02/08/23	—	733
USD	66,801	CHF	62,078	HSB	02/08/23	—	588
USD	85,841	CHF	84,970	HSB	02/08/23	—	6,398
USD	854,560	CHF	836,272	JPM	02/08/23	—	53,255
USD	1,650,490	CLP	1,560,868,250	CIT	03/15/23	—	173,049
USD	643,233	CLP	607,919,410	HSB	03/15/23	—	66,990
USD	1,122,470	CLP	971,497,722	HSB	03/15/23	—	12,516
USD	673,772	COP	3,421,111,051	HSB	04/25/23	—	16,879
USD	167,064	CZK	4,157,412	HSB	01/11/23	—	16,823
USD	1,831,340	CZK	45,574,999	HSB	01/11/23	—	184,495
USD	10,625	CZK	264,546	JPM	01/11/23	—	1,077
USD	133,936	CZK	3,091,562	JPM	01/11/23	—	2,807
USD	374,002	CZK	9,160,599	JPM	01/11/23	—	31,182
USD	744,100	CZK	18,342,645	JPM	01/11/23	—	67,216
USD	923,334	CZK	21,083,832	JPM	01/11/23	—	9,228
USD	273,421	DKK	1,902,977	HSB	03/29/23	—	2,290
USD	1,005,127	EUR	948,892	CIT	02/08/23	—	12,972
USD	185,636	EUR	179,444	HSB	02/08/23	—	6,896
USD	932,494	EUR	876,108	HSB	02/08/23	—	7,513
USD	1,248,942	EUR	1,258,686	HSB	02/08/23	—	101,546
USD	1,622,283	EUR	1,608,052	JPM	02/08/23	—	103,052
USD	330,831	GBP	269,950	CIT	02/08/23	4,177	—
USD	356,301	GBP	315,664	HSB	02/08/23	—	25,669
USD	562,777	GBP	489,295	HSB	02/08/23	—	29,295
USD	402,427	GBP	329,923	HSB	03/29/23	2,736	—
USD	182,877	GBP	159,177	JPM	02/08/23	—	9,736
USD	1,350,340	IDR	20,942,415,252	JPM	01/20/23	5,295	—
USD	1,046,882	JPY	141,628,973	CIT	03/29/23	—	44,577
USD	1,865,956	JPY	252,433,934	HSB	03/29/23	—	79,419
USD	1,064,965	JPY	144,080,128	SSB	03/29/23	—	45,385

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	386,698	MXN	7,679,666	HSB	02/08/23	$—	$4,943
USD	851,537	MXN	17,448,335	HSB	02/08/23	—	38,278
USD	291,528	MXN	5,797,550	JPM	02/08/23	—	4,131
USD	1,675,756	MXN	34,342,114	JPM	02/08/23	—	75,594
USD	101,722	NOK	1,001,404	HSB	02/08/23	—	638
USD	119,246	NOK	1,190,608	HSB	02/08/23	—	2,453
USD	1,262,102	NOK	13,229,162	HSB	02/08/23	—	90,126
USD	2,111,340	NOK	22,133,604	JPM	02/08/23	—	151,062
USD	449,060	NZD	754,392	CIT	02/08/23	—	30,136
USD	763,386	NZD	1,291,744	HSB	02/08/23	—	57,139
USD	1,214,000	NZD	1,905,867	HSB	02/08/23	3,380	—
USD	5,488,586	NZD	9,220,837	HSB	02/08/23	—	368,557
USD	611,632	NZD	956,642	JPM	02/08/23	3,966	—
USD	2,121,500	NZD	3,563,569	JPM	02/08/23	—	142,105
USD	807,267	PEN	3,281,703	CIT	04/25/23	—	48,656
USD	699,734	PEN	2,843,020	HSB	04/25/23	—	41,773
USD	208,126	PLN	932,216	HSB	02/08/23	—	4,041
USD	266,414	PLN	1,288,062	HSB	02/08/23	—	26,741
USD	1,280,233	PLN	6,486,319	HSB	02/08/23	—	196,014
USD	139,234	SGD	188,267	HSB	02/08/23	—	1,411
USD	173,704	SGD	244,570	HSB	02/08/23	—	9,002
USD	268,319	SGD	383,197	HSB	02/08/23	—	17,947
USD	902,000	SGD	1,221,246	JPM	02/08/23	—	10,329
USD	1,105,149	SGD	1,577,490	JPM	02/08/23	—	73,311
USD	214,869	THB	7,367,855	HSB	03/13/23	740	—
USD	246,300	THB	9,051,525	HSB	03/13/23	—	16,761
USD	722,144	THB	25,961,076	HSB	03/13/23	—	32,353
USD	949,460	THB	35,277,461	HSB	03/13/23	—	75,796
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$5,293,942	$2,985,238

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments

December 31, 2022

(*)	Non-income producing security.

(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 8 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2022, these securities amounted to 1.6% of net assets of Lazard Retirement Global Dynamic Multi-Assets Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in designated base rate. The rates shown are those in effect on December 31, 2022.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
CDOR	—	Canadian Dollar Offered Rate
GDR	—	Global Depositary Receipt
LIBOR	—	London Interbank Offer Rate
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNH	—	Chinese Yuan Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Nuevo Sol
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DKK	—	Danish Krone	RON	—	New Romanian Leu
EUR	—	Euro	SEK	—	Swedish Krone
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	USD	—	United States Dollar

Counterparty Abbreviations:
CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
JPM	—	JPMorgan Chase Bank N.A.
MSC	—	Morgan Stanley & Co.
SSB	—	State Street Bank & Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common & Preferred Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	4.8%	0.1%
Air Freight & Logistics	—	—	0.1
Airlines	—	1.4	—
Auto Components	2.3	1.1	0.2
Automobiles	2.5	1.2	1.7
Banks	20.5	8.0	7.7
Beverages	—	6.5	0.9
Biotechnology	—	—	0.9
Building Products	—	1.3	0.8
Capital Markets	—	2.9	2.4
Chemicals	1.4	4.8	0.2
Commercial Services & Suppliers	—	—	1.7
Communications Equipment	—	—	0.2
Construction & Engineering	—	—	0.1
Construction Materials	2.0	—	—
Consumer Finance	—	—	0.7
Containers & Packaging	—	—	0.5
Diversified Consumer Services	—	—	0.7
Diversified Telecommunication Services	3.4	—	3.3
Electric Utilities	0.1	1.4	0.8
Electrical Equipment	—	2.5	0.9
Electronic Equipment, Instruments & Components	1.0	—	0.8
Entertainment	—	1.7	0.1
Equity Real Estate Investment Trusts (REITs)	—	—	1.8
Food & Staples Retailing	—	2.0	2.0
Food Products	1.6	—	1.0
Gas Utilities	0.9	1.1	0.5
Health Care Equipment & Supplies	—	4.6	0.5
Health Care Providers & Services	3.0	—	1.3
Hotels, Restaurants & Leisure	1.2	1.5	1.5
Household Durables	3.3	—	—
Household Products	1.3	—	1.7
Independent Power & Renewable Electricity Producers	0.8	—	0.2
Industrial Conglomerates	0.9	1.0	0.1
Insurance	5.9	4.4	1.3
Interactive Media & Services	—	0.8	0.8
Internet & Direct Marketing Retail	—	1.2	0.5
IT Services	—	0.9	1.6
Leisure Products	—	4.2	0.2

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Life Sciences Tools & Services	—%	2.1%	0.3%
Machinery	1.3	1.6	1.7
Marine	—	0.8	—
Media	—	—	0.3
Metals & Mining	4.0	1.7	0.2
Multiline Retail	—	—	0.1
Multi-Utilities	—	2.9	0.5
Oil, Gas & Consumable Fuels	10.0	6.2	1.0
Personal Products	3.6	2.5	0.5
Pharmaceuticals	1.0	4.6	2.6
Professional Services	—	5.8	0.5
Real Estate Management & Development	2.4	1.9	0.3
Road & Rail	—	—	0.3
Semiconductors & Semiconductor Equipment	12.0	4.1	0.6
Software	—	—	1.5
Specialty Retail	0.8	1.4	1.3
Technology Hardware, Storage & Peripherals	7.1	—	2.2
Textiles, Apparel & Luxury Goods	—	2.2	0.2
Tobacco	1.0	—	0.5
Trading Companies & Distributors	—	1.2	0.6
Transportation Infrastructure	1.3	—	—
Wireless Telecommunication Services	2.0	—	0.1
Subtotal	98.6	98.3	55.1
Exchange Traded Funds	—	—	1.0
Foreign Government Obligations	—	—	31.7
Supranational Bonds	—	—	5.1
U.S. Municipal Bonds	—	—	0.8
U.S. Treasury Securities	—	—	2.7
Short-Term Investments	1.3	1.2	1.9
Total Investments	99.9%	99.5%	98.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   61

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2022	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

ASSETS
Investments in securities, at fair value	$301,265,499	$110,259,592
Cash	51,179	—
Foreign currency, at fair value	195,349	125
Receivables for:
Dividends and interest	581,210	583,020
Capital stock sold	345,158	109,913
Investments sold	15,052	—
Cash collateral due from broker on forward contracts	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	302,453,447	110,952,650
LIABILITIES
Payables for:
Management fees	258,761	82,962
Foreign capital gains taxes	212,040	—
Accrued distribution fees	50,934	24,406
Accrued professional services	39,843	29,165
Accrued directors’ fees	131	69
Investments purchased	258,375	—
Capital stock redeemed	61,719	34,448
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	24,566	13,437
Total liabilities	906,369	184,487
Net assets	$301,547,078	$110,768,163
NET ASSETS
Paid in capital	$335,088,244	$112,552,643
Distributable earnings (Accumulated loss)	(33,541,166)	(1,784,480)
Net assets	$301,547,078	$110,768,163
Service Shares
Net assets	$219,358,518	$110,768,163
Shares of capital stock outstanding*	12,241,538	13,930,885
Net asset value, offering and redemption price per share	$17.92	$7.95

Investor Shares
Net assets	$82,188,560	—
Shares of capital stock outstanding*	4,637,037	—
Net asset value, offering and redemption price per share	$17.72	—

Cost of investments in securities	$307,202,143	$110,554,964
Cost of foreign currency	$195,657	$126

*	$0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$38,226,169	$259,930,755
—	1,674
153	113,229

35,730	2,089,472
1,095	6,569
—	88,534

—	260,000

—	5,293,942
38,263,147	267,784,175

25,770	189,918
—	—
8,232	58,323
24,615	35,626
35	108
—	—
14,069	154,940

—	2,985,238
5,362	27,017
78,083	3,451,170
$38,185,064	$264,333,005

$37,565,527	$262,841,163
619,537	1,491,842
$38,185,064	$264,333,005

$38,185,064	$263,766,348
3,112,478	23,065,409

$12.27	$11.44

—	$566,657
—	49,451

—	$11.46

$36,408,433	$271,521,911
$151	$112,311

Annual Report   63

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2022	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

Investment Income (Loss)
Income
Dividends^	$20,041,882	$3,173,231
Interest	—	—
Total investment income*	20,041,882	3,173,231

Expenses
Management fees (Note 3)	3,319,035	873,216
Distribution fees (Service Shares)	605,284	291,072
Professional services	194,679	91,159
Custodian fees	80,562	47,853
Administration fees	64,265	35,296
Shareholders’ services	26,821	15,333
Directors’ fees and expenses	26,565	12,593
Shareholders’ reports	10,914	13,338
Other	16,680	7,995
Total gross expenses	4,344,805	1,387,855
Management fees waived and expenses reimbursed	—	(101,133)
Total net expenses	4,344,805	1,286,722
Net investment income (loss)	15,697,077	1,886,509
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(13,748,513)	(2,601,481)
Foreign currency transactions	(191,745)	(88,558)
Forward currency contracts	—	—
Total net realized gain (loss)	(13,940,258)	(2,690,039)
Net change in unrealized appreciation (depreciation) on:
Investments†	(59,751,060)	(19,718,336)
Foreign currency translations	(5,048)	(37,458)
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation)	(59,756,108)	(19,755,794)
Net realized and unrealized gain (loss)	(73,696,366)	(22,445,833)
Net increase (decrease) in net assets resulting from operations	$(57,999,289)	$(20,559,324)
*^ Net of foreign withholding taxes of	$1,980,559	$9,381
** Net of foreign capital gains taxes of	$74,407	$35,410
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$64,921	$24,002

^	Dividend income for Lazard Retirement International Equity Portfolio includes $355,046 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $364,427. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$460,113	$2,845,784
—	4,602,355
460,113	7,448,139

320,928	2,293,896
106,976	715,568
53,342	146,071
21,869	145,595
25,056	58,274
14,517	22,899
7,804	23,566
11,106	4,621
5,325	16,858
566,923	3,427,348
(74,833)	(417,375)
492,090	3,009,973
(31,977)	4,438,166

(850,876)	12,353,973
—	(68,811)
—	(6,214,242)
(850,876)	6,070,920

(6,987,318)	(71,613,523)
2	569
—	2,132,576

(6,987,316)	(69,480,378)
(7,838,192)	(63,409,458)

$(7,870,169)	$(58,971,292)
$178	$147,273
$—	$—

$—	$—

Annual Report   65

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement Emerging Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,697,077	$13,063,662
Net realized gain (loss)	(13,940,258)	42,198,438
Net change in unrealized appreciation (depreciation)	(59,756,108)	(27,712,742)
Net increase (decrease) in net assets resulting from operations	(57,999,289)	27,549,358
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(7,892,752)	(6,663,744)
Investor Shares	(3,219,877)	(2,391,204)
Net decrease in net assets resulting from distributions	(11,112,629)	(9,054,948)
Capital stock transactions
Net proceeds from sales
Service Shares	29,402,377	47,673,921
Investor Shares	10,300,596	10,393,410
Net proceeds from reinvestment of distributions
Service Shares	7,892,752	6,663,744
Investor Shares	3,219,877	2,391,204
Cost of shares redeemed
Service Shares	(58,701,465)	(142,804,621)
Investor Shares	(16,608,860)	(37,682,045)
Net increase (decrease) in net assets from capital stock transactions	(24,494,723)	(113,364,387)
Total increase (decrease) in net assets	(93,606,641)	(94,869,977)
Net assets at beginning of period	395,153,719	490,023,696
Net assets at end of period	$301,547,078	$395,153,719
Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	13,291,351	17,272,471
Shares sold	1,523,619	2,144,597
Shares issued to shareholders from reinvestment of distributions	431,534	306,520
Shares redeemed	(3,004,966)	(6,432,237)
Net increase (decrease)	(1,049,813)	(3,981,120)
Shares outstanding at end of period	12,241,538	13,291,351
Investor Shares
Shares outstanding at beginning of period	4,833,215	5,987,048
Shares sold	510,846	464,939
Shares issued to shareholders from reinvestment of distributions	178,189	111,219
Shares redeemed	(885,213)	(1,729,991)
Net increase (decrease)	(196,178)	(1,153,833)
Shares outstanding at end of period	4,637,037	4,833,215

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$1,886,509	$3,893,164	$(31,977)	$(89,420)
(2,690,039)	12,903,487	(850,876)	11,387,184
(19,755,794)	(8,828,818)	(6,987,316)	(1,693,472)

(20,559,324)	7,967,833	(7,870,169)	9,604,292

(17,065,769)	(3,045,787)	(11,137,660)	(83,939)
—	—	—	—
(17,065,769)	(3,045,787)	(11,137,660)	(83,939)

8,973,572	20,051,064	3,852,251	5,692,653
—	—	—	—

17,065,769	3,045,787	11,137,660	83,939
—	—	—	—

(17,254,628)	(33,985,889)	(9,418,550)	(14,966,206)
—	—	—	—

8,784,713	(10,889,038)	5,571,361	(9,189,614)
(28,840,380)	(5,966,992)	(13,436,468)	330,739
139,608,543	145,575,535	51,621,532	51,290,793
$110,768,163	$139,608,543	$38,185,064	$51,621,532

12,692,339	13,703,186	2,651,650	3,153,046
1,014,860	1,798,881	227,429	304,839

2,127,901	276,387	833,657	4,617
(1,904,215)	(3,086,115)	(600,258)	(810,852)
1,238,546	(1,010,847)	460,828	(501,396)
13,930,885	12,692,339	3,112,478	2,651,650

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   67

	Lazard Retirement Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,438,166	$2,853,297
Net realized gain (loss)	6,070,920	23,506,170
Net change in unrealized appreciation (depreciation)	(69,480,378)	12,770,165
Net increase (decrease) in net assets resulting from operations	(58,971,292)	39,129,632

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(16,795,360)	(9,725,319)
Investor Shares	(31,129)	(11,252)
Net decrease in net assets resulting from distributions	(16,826,489)	(9,736,571)

Capital stock transactions
Net proceeds from sales
Service Shares	20,016,778	13,754,558
Investor Shares	176,174	413,218
Net proceeds from reinvestment of distributions
Service Shares	16,795,360	9,725,319
Investor Shares	31,129	11,252
Cost of shares redeemed
Service Shares	(41,140,696)	(63,932,621)
Investor Shares	(55,358)	(112,123)
Net increase (decrease) in net assets from capital stock transactions	(4,176,613)	(40,140,397)
Total increase (decrease) in net assets	(79,974,394)	(10,747,336)
Net assets at beginning of period	344,307,399	355,054,735
Net assets at end of period	$264,333,005	$344,307,399

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	23,354,843	26,229,857
Shares sold	1,632,258	976,231
Shares issued to shareholders from reinvestment of distributions	1,419,726	687,302
Shares redeemed	(3,341,418)	(4,538,547)
Net increase (decrease)	(289,434)	(2,875,014)
Shares outstanding at end of period	23,065,409	23,354,843

Investor Shares
Shares outstanding at beginning of period	36,797	14,719
Shares sold	14,577	29,191
Shares issued to shareholders from reinvestment of distributions	2,627	794
Shares redeemed	(4,550)	(7,907)
Net increase (decrease)	12,654	22,078
Shares outstanding at end of period	49,451	36,797

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Service Shares
Net asset value, beginning of period	$21.86	$21.12	$22.00	$18.80	$23.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.89	0.61	0.36	0.43	0.42
Net realized and unrealized gain (loss)	(4.18)	0.55	(0.75)	2.95	(4.80)

Total from investment operations	(3.29)	1.16	(0.39)	3.38	(4.38)
Less distributions from:
Net investment income	(0.65)	(0.42)	(0.49)	(0.18)	(0.41)

Total distributions	(0.65)	(0.42)	(0.49)	(0.18)	(0.41)

Net asset value, end of period	$17.92	$21.86	$21.12	$22.00	$18.80
Total Return (b)	–15.12%	5.52%	–1.32%	18.14%	–18.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$219,359	$290,586	$364,846	$410,188	$403,949
Ratios to average net assets:
Net expenses	1.38%	1.38%	1.43%	1.42%	1.36%
Gross expenses	1.38%	1.38%	1.43%	1.43%	1.36%
Net investment income (loss)	4.65%	2.72%	1.95%	2.10%	1.89%
Portfolio turnover rate	25%	35%	27%	19%	16%

The accompanying notes are an integral part of these financial statements.

Annual Report   69

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Investor Shares
Net asset value, beginning of period	$21.64	$20.91	$21.78	$18.58	$23.31
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.94	0.66	0.41	0.47	0.45
Net realized and unrealized gain (loss)	(4.16)	0.55	(0.75)	2.91	(4.72)

Total from investment operations	(3.22)	1.21	(0.34)	3.38	(4.27)
Less distributions from:
Net investment income	(0.70)	(0.48)	(0.53)	(0.18)	(0.46)

Total distributions	(0.70)	(0.48)	(0.53)	(0.18)	(0.46)

Net asset value, end of period	$17.72	$21.64	$20.91	$21.78	$18.58
Total Return (b)	–14.96%	5.80%	–1.03%	18.36%	–18.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,189	$104,568	$125,178	$174,389	$165,177
Ratios to average net assets:
Net expenses	1.13%	1.14%	1.18%	1.18%	1.11%
Gross expenses	1.13%	1.14%	1.18%	1.18%	1.11%
Net investment income (loss)	4.94%	2.97%	2.28%	2.37%	2.09%
Portfolio turnover rate	25%	35%	27%	19%	16%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

70   Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Service Shares
Net asset value, beginning of period	$11.00	$10.62	$10.37	$8.60	$10.83
Income (Loss) from investment operations:
Net investment income (loss)	0.16 *	0.31 *	0.11	0.20	0.18
Net realized and unrealized gain (loss)	(1.80)	0.31	0.68	1.60	(1.70)

Total from investment operations	(1.64)	0.62	0.79	1.80	(1.52)
Less distributions from:
Net investment income	(0.35)	(0.11)	(0.22)	(0.03)	(0.17)
Net realized gains	(1.06)	(0.13)	(0.32)	—	(0.54)

Total distributions	(1.41)	(0.24)	(0.54)	(0.03)	(0.71)

Net asset value, end of period	$7.95	$11.00	$10.62	$10.37	$8.60
Total Return (a)	–15.01%*	5.83%*	8.24%	21.00%	–13.91%**

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,768	$139,609	$145,576	$152,725	$169,698
Ratios to average net assets:
Net expenses	1.11%	1.10%	1.17%	1.12%	1.12%
Gross expenses	1.19%	1.18%	1.27%	1.20%	1.14%
Net investment income (loss)	1.62%*	2.73%*	0.88%	1.87%	1.62%
Portfolio turnover rate	31%	37%	33%	32%	33%

*	Includes $0.03 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.32% and 0.29% impact on the total return of the Portfolio for the year ended December 31, 2022 and the year ended December 31, 2021, respectively. There was a 0.30% and 0.26% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2022 and the year ended December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
**	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report   71

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20*	12/31/19*	12/31/18

Service Shares
Net asset value, beginning of period	$19.47	$16.27	$16.46	$12.92	$16.66
Income (Loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	0.03	0.04	0.02
Net realized and unrealized gain (loss)	(2.64)	3.26	0.87	3.80	(2.08)

Total from investment operations	(2.65)	3.23	0.90	3.84	(2.06)
Less distributions from:
Net investment income	—	(0.01)	(0.03)	—	— (a)
Net realized gains	(4.55)	(0.02)	(1.06)	(0.30)	(1.68)

Total distributions	(4.55)	(0.03)	(1.09)	(0.30)	(1.68)

Net asset value, end of period	$12.27	$19.47	$16.27	$16.46	$12.92
Total Return (b)	–15.52%	19.87%	6.76%	29.93%	–13.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,185	$51,622	$51,291	$59,460	$51,793
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.32%	1.29%	1.33%	1.27%	1.23%
Net investment income (loss)	–0.07%	–0.17%	0.15%	0.27%	0.14%
Portfolio turnover rate	34%	61%	71%	60%	81%

*	On December 4, 2020, the Portfolio effected a 1:2 reverse share split. All per share data prior to December 4, 2020 has been adjusted to reflect the reverse share split.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Service Shares
Net asset value, beginning of period	$14.72	$13.53	$13.65	$11.61	$13.49
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.12	0.10	0.16	0.16
Net realized and unrealized gain (loss)	(2.72)	1.48	— (b)	1.91	(1.06)

Total from investment operations	(2.53)	1.60	0.10	2.07	(0.90)
Less distributions from:
Net investment income	(0.01)	(0.41)	(0.08)	(0.01)	(0.18)
Net realized gains	(0.74)	—	(0.14)	(0.02)	(0.80)

Total distributions	(0.75)	(0.41)	(0.22)	(0.03)	(0.98)

Net asset value, end of period	$11.44	$14.72	$13.53	$13.65	$11.61
Total Return (c)	–17.38%	11.94%	0.81%	17.79%	–6.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$263,766	$343,765	$354,856	$400,694	$386,902
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.19%	1.20%	1.22%	1.20%	1.17%
Net investment income (loss)	1.55%	0.82%	0.75%	1.23%	1.22%
Portfolio turnover rate	87%	75%	177%	115%	110%

The accompanying notes are an integral part of these financial statements.

Annual Report   73

Selected data for a share of capital stock outstanding	Year Ended			Period Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18*

Investor Shares
Net asset value, beginning of period	$14.75	$13.53	$13.65	$11.61	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.14	0.12	0.14	—
Net realized and unrealized gain (loss)	(2.73)	1.49	— (b)	1.93	— (b)

Total from investment operations	(2.52)	1.63	0.12	2.07	— (b)
Less distributions from:
Net investment income	(0.03)	(0.41)	(0.10)	(0.01)	—
Net realized gains	(0.74)	—	(0.14)	(0.02)	—

Total distributions	(0.77)	(0.41)	(0.24)	(0.03)	—

Net asset value, end of period	$11.46	$14.75	$13.53	$13.65	$11.61
Total Return (c)	–17.28%	12.16%	0.96%	17.79%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$567	$543	$199	$32	$1
Ratios to average net assets :
Net expenses	0.90%	0.90%	0.90%	0.90%	0.00%
Gross expenses	1.88%	2.21%	4.14%	84.50%	0.00%
Net investment income (loss)	1.73%	0.95%	0.93%	1.05%	0.00%
Portfolio turnover rate	87%	75%	177%	115%	N/A

*	The inception date for the Investor Shares was December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

74   Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements
December 31, 2022

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently only the following four Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2022. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to, and expenses borne by, each class of shares. As of December 31, 2022, only the Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are valued at the

Annual Report   75

last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in

76   Annual Report

accordance with procedures approved by the Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

Annual Report   77

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would reduce foreign withholding taxes and increase dividend income, resulting in an increase in a Portfolio’s NAV.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

78   Annual Report

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2022, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2022, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Emerging Markets Equity	$13,114,157	$27,457,138
International Equity	2,267,766	361,187
US Small-Mid Cap Equity	751,671	—

Annual Report   79

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$309,336,401	$39,330,293	$47,401,195	$(8,070,902)
International Equity	110,878,579	11,923,879	12,542,866	(618,987)
US Small-Mid Cap Equity	36,854,963	4,908,641	3,537,435	1,371,206
Global Dynamic Multi-Asset	272,703,235	14,480,781	27,253,261	(12,772,480)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

80   Annual Report

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, certain expenses, currency straddles, wash sales, forward contracts being marked to market, net operating losses, passive foreign investment companies, distribution redesignations, return of capital distributions, premium amortization, non-deductible organization expenses and distributions from real estate investment trusts.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)
International Equity	$(2,592)	$2,592
US Small-Mid Cap Equity	(57,648)	57,648
Global Dynamic Multi Asset	(1,546,297)	1,546,297

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2022	2021	2022	2021
Emerging Markets Equity	$11,112,629	$9,054,948	$—	$—
International Equity	5,306,293	1,333,743	11,759,476	1,712,044
US Small-Mid Cap Equity	3,201,468	27,326	7,936,192	56,613
Global Dynamic Multi Asset	2,999,588	9,736,571	13,826,901	—

At December 31, 2022, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
Emerging Markets Equity	$15,319,031	$(40,571,295)	$(8,288,902)
International Equity	1,476,931	(2,628,953)	(632,458)
US Small-Mid Cap Equity	—	(751,671)	1,371,208
Global Dynamic Multi Asset	—	14,298,191	(12,806,349)

Annual Report   81

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes (if applicable) based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment

82   Annual Report

Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objective(s), policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Emerging Markets Equity	1.00%
International Equity	0.75
US Small-Mid Cap Equity	0.75
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until April 29, 2023 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Service Shares	Investor Shares
Emerging Markets Equity	1.45%	1.20%
International Equity	1.10	N/A
US Small-Mid Cap Equity	1.15	N/A
Global Dynamic Multi-Asset (a)	1.05	0.90

(a) This agreement will continue in effect until April 30, 2031 for Investor Shares.

Annual Report   83

During the year ended December 31, 2022, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares		Investor Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
International Equity	$101,133	$—	$—	$—
US Small-Mid Cap Equity	74,833	—	—	—
Global Dynamic Multi-Asset	412,358	—	4,077	940

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, among other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for certain distribution activities and providing services to holders of the Portfolio’s Service Shares. The Distributor may make payments to participating insurance companies or to other third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

84   Annual Report

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates, that is payable by all of the funds in the Lazard Fund Complex is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations of each Portfolio shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

Portfolio	Purchases	Sales
Emerging Markets Equity	$81,425,508	$93,139,588
International Equity	35,888,722	40,050,230
US Small-Mid Cap Equity	14,302,456	20,522,224
Global Dynamic Multi-Asset	238,343,108	271,251,569

Annual Report   85

	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$7,515,765	$—

For the year ended December 31, 2022, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease

86   Annual Report

2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Annual Report   87

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these secu-

88   Annual Report

rities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

(f) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities, indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underly-

Annual Report   89

ing or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

(g) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETFs’ investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only a Portfolio’s management fees and operating expenses, but also a Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which a Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in ETFs (subject to certain exceptions), Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(h) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underly-

90   Annual Report

ing non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(i) Sector Risk—Implementation of certain Portfolios’ investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(j) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Annual Report   91

(k) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies, government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Portfolios invest), and therefore, could adversely affect the performance of the Portfolios’ investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s

92   Annual Report

own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report   93

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2022:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$11,144,249	$22,257,136	$—	$33,401,385
China	—	77,169,202	—	77,169,202
Czech Republic	—	227,643	—	227,643
Egypt	132,510	2,960,939	—	3,093,449
Greece	—	3,520,883	—	3,520,883
Hong Kong	—	3,275,801	—	3,275,801
Hungary	—	7,263,476	—	7,263,476
India	—	20,167,617	—	20,167,617
Indonesia	3,218,915	9,467,204	—	12,686,119
Mexico	15,267,978	—	—	15,267,978
Portugal	—	8,573,867	—	8,573,867
Russia	—	—	2	2
South Africa	—	23,011,035	—	23,011,035
South Korea	—	42,155,427	—	42,155,427
Taiwan	—	35,095,212	—	35,095,212
Thailand	—	7,202,862	—	7,202,862
United Kingdom	—	5,088,193	—	5,088,193
Short-Term Investments	4,065,348	—	—	4,065,348
Total	$33,829,000	$267,436,497	$2	$301,265,499

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks
Beginning Balance	$—
Purchases	—
Sales	(123,432)
Amortization of discount	—
Transfers in	11,908,009
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(10,281,969)
Realized gain (loss)	$(1,502,606)
Ending Balance	$2

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(10,281,969)

94   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Equity Portfolio
Common Stocks*
Canada	$3,912,109	$—	$—	$3,912,109
China	928,924	5,082,384	—	6,011,308
Denmark	—	3,553,957	—	3,553,957
Finland	—	1,805,557	—	1,805,557
France	—	11,371,679	—	11,371,679
Germany	—	11,384,754	—	11,384,754
Hong Kong	—	1,627,367	—	1,627,367
Ireland	1,508,283	—	—	1,508,283
Israel	—	1,831,897	—	1,831,897
Italy	—	1,536,840	—	1,536,840
Japan	—	18,246,210	—	18,246,210
Mexico	1,757,275	—	—	1,757,275
Netherlands	—	6,795,490	—	6,795,490
Norway	—	707,612	—	707,612
Portugal	—	1,778,479	—	1,778,479
Singapore	—	1,854,681	—	1,854,681
South Africa	—	1,929,155	—	1,929,155
South Korea	—	1,547,828	—	1,547,828
Spain	—	1,535,512	—	1,535,512
Sweden	—	1,225,589	—	1,225,589
Switzerland	—	1,878,331	—	1,878,331
United Kingdom	—	14,601,771	—	14,601,771
United States	6,409,538	4,077,840	—	10,487,378
Short-Term Investments	1,370,530	—	—	1,370,530
Total	$15,886,659	$94,372,933	$—	$110,259,592

US Small-Mid Cap Equity Portfolio
Common Stocks*	$36,892,495	$—	$—	$36,892,495
Short-Term Investments	1,333,674	—	—	1,333,674
Total	$38,226,169	$—	$—	$38,226,169

Annual Report   95

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$723,088	$—	$723,088
Belgium	—	122,900	—	122,900
Canada	2,659,204	70,769	—	2,729,973
China	134,325	44,147	—	178,472
Denmark	126,442	775,651	—	902,093
Finland	—	40,368	—	40,368
France	535,851	1,480,447	—	2,016,298
Germany	188,709	706,012	—	894,721
Hong Kong	121,560	341,484	—	463,044
Ireland	53,888	—	—	53,888
Israel	29,348	139,569	—	168,917
Italy	—	196,739	—	196,739
Japan	292,027	8,346,655	—	8,638,682
Monaco	39,682	—	—	39,682
Netherlands	201,958	1,926,979	—	2,128,937
New Zealand	—	254,190	—	254,190
Norway	—	205,297	—	205,297
Puerto Rico	18,493	—	—	18,493
Singapore	—	610,353	—	610,353
Spain	84,224	314,262	—	398,486
Sweden	407,734	109,848	—	517,582
Switzerland	298,247	315,765	—	614,012
United Kingdom	791,360	2,191,725	—	2,983,085
United States	49,830,127	1,494,651	—	51,324,778
Corporate Bonds*	—	66,063,693	—	66,063,693
Foreign Government Obligations*	—	83,781,572	—	83,781,572
Quasi Government Bonds*	—	3,480,792	—	3,480,792
Supranational Bonds	—	13,436,509	—	13,436,509
U.S. Municipal Bonds	—	2,116,760	—	2,116,760
U.S. Treasury Securities	—	7,109,481	—	7,109,481
Exchange-Traded Funds	2,695,962	—	—	2,695,962
Short-Term Investments	5,021,908	—	—	5,021,908
Other Financial Instruments†
Forward Currency Contracts	—	5,293,942	—	5,293,942
Total	$63,531,049	$201,693,648	$—	$265,224,697
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(2,985,238)	$—	$(2,985,238)
Total	$—	$(2,985,238)	$—	$(2,985,238)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

96   Annual Report

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2022, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$75,000,000
Average amounts sold	$65,300,000

Annual Report   97

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022:

Assets—Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$5,293,942

Liabilities—Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$2,985,238

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2022 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(6,214,242)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$2,132,576

None of the other Portfolios traded in derivative instruments during the year ended December 31, 2022.

As of December 31, 2022, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2022:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$5,293,942	$—	$5,293,942

98   Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(a)	Net Amounts of Derivative Assets
Citibank N.A.	$1,135,496	$(309,390)	$—	$826,106
HSBC Bank USA N.A.	3,517,821	(1,644,266)	—	1,873,555
JPMorgan Chase Bank N.A.	632,245	(632,245)	—	—
Morgan Stanley & Co.	1,583	(1,583)	—	—
State Street Bank and Trust Co.	6,797	(6,797)	—	—
Total	$5,293,942	$(2,594,281)	$—	$2,699,661

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,985,238	$—	$2,985,238

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amounts of Derivative Liabilities
Citibank N.A.	$309,390	$(309,390)	$—	$—
HSBC Bank USA N.A.	1,644,266	(1,644,266)	—	—
JPMorgan Chase Bank N.A.	899,577	(632,245)	(260,000)	7,332
Morgan Stanley & Co.	83,248	(1,583)	—	81,665
State Street Bank and Trust Co.	48,757	(6,797)	—	41,960
Total	$2,985,238	$(2,594,281)	$(260,000)	$130,957

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

10. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board (“FASB”) concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No.

Annual Report   99

2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that had occurred since March 12, 2020 and that would continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date. Management has adopted ASU No. 2020-04 and ASU 2022-06.

11. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

100   Annual Report

Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi-Asset Portfolio, (collectively the “Portfolios”), including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report   101

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York
February 13, 2023

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

102   Annual Report

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:
Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) Cornell Law School, Adjunct Professor (2013 – present) The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)
Richard Reiss, Jr. (1944)	Director (April 1997)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Annual Report   103

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(3):
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017-October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2023, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

104   Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director and General Counsel of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christopher Snively (1984)	Chief Financial Officer (March 2016)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President and Counsel of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report   105

Lazard Retirement Series, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2022

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2022:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Emerging Markets Equity	98.71%
International Equity	97.50
US Small-Mid Cap Equity	12.24
Global Dynamic Multi Asset	95.32

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Emerging Markets Equity	—%
International Equity	—
US Small-Mid Cap Equity	11.81
Global Dynamic Multi Asset	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit
Emerging Markets Equity	$22,022,629	$2,054,962
International Equity	3,151,436	393,353
US Small-Mid Cap Equity	—	—
Global Dynamic Multi Asset	4,586,798	147,139

106   Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gain paid to shareholders.

Portfolio	Long-Term Capital Gains
Emerging Markets Equity	$—
International Equity	11,759,476
US Small-Mid Cap Equity	7,936,192
Global Dynamic Multi Asset	13,826,901

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report   107

Board Consideration of Management Agreement

Lazard Retirement US Convertibles Portfolio

At a meeting of the Board held on September 22, 2022, the Board considered the approval of the Management Agreement between Lazard Retirement Series, Inc. (“LRS”), on behalf of the Lazard Retirement US Convertibles Portfolio (the “Retirement US Convertibles Portfolio”) and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in an executive session separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meeting. Certain information was provided by reference to information presented by the Investment Manager in connection with the Board’s consideration of renewal of the Management Agreement between LRS, on behalf of its existing Portfolios, and the Investment Manager at the Board meeting held on June 28, 2022.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the Retirement US Convertibles Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $21 billion of the approximately $217 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2022).The Board also received a presentation at the Board meeting on the Investment Manager’s US Convertibles investment strategy to be employed for the Retirement US Convertibles Portfolio.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting

108   Annual Report

and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Retirement US Convertibles Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its resources relevant to providing services pursuant to the Management Agreement; the qualifications, experience and other information regarding senior management and key professional personnel responsible for providing services to the Portfolios; trends in recent years in the number of personnel involved in providing services to the Portfolios and the adequacy of the Investment Manager’s staffing to provide services pursuant to the Management Agreement; the distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of LRS’s Portfolios, which would include the Retirement US Convertibles Portfolio; and the Investment Manager’s financial condition. The Board accepted the assertion of representatives of the Investment Manager that the Retirement US Convertibles Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $21 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the Retirement US Convertibles Portfolio’s proposed contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the Retirement US Convertibles Portfolio’s expense limitation agreed to by the Investment Manager) compared to those of a group of funds not advised by the Investment Manager selected

Annual Report   109

by Strategic Insight as comparable, for expense comparison purposes, to the Retirement US Convertibles Portfolio in terms of relevant criteria as appropriate, with certain exclusions as specified by Strategic Insight (the “LRS US Convertibles Expense Peer Group”1).The results of the Strategic Insight comparisons showed that the advisory fee and net expense ratio of the Retirement US Convertibles Portfolio were generally competitive within the LRS US Convertibles Expense Peer Group. The Board considered the comparisons, additional perspectives in discussions with representatives of the Investment Manager and that the Investment Manager has voluntarily entered into an expense limitation agreement for the Retirement US Convertibles Portfolio, pursuant to which the Investment Manager would be expected to waive advisory fees and/or reimburse expenses upon the Retirement US Convertibles Portfolio’s commencement of operations.

Other Accounts Advisory Fee Comparison and Performance. The Investment Manager reported to the Board that it did not manage any other funds or accounts that utilize the same investment strategy as the US Convertibles Portfolio. Consequently, there was no advisory fee or performance information of such funds or accounts for the Board to consider.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Retirement US Convertibles Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Retirement US Convertibles Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Retirement US Convertibles Portfolio and the estimated profitability percentage of the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio, to the Investment Manager and its affiliates from their relationships with the Retirement US Convertibles Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representa-

1	The Strategic Insight materials outlined the process for constructing the Expense Peer Group. Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodology used by Strategic Insight in constructing the Peer Groups, including how the methodology could affect the results of the comparisons.

110   Annual Report

tives stated that they did not expect the Investment Manager to realize any current profits on the Retirement US Convertibles Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the Retirement US Convertibles Portfolio for at least two years following the Retirement US Convertibles Portfolio’s commencement of operations to maintain the expense ratio reflected in the materials presented to the Board. The Board determined to revisit this issue no later than when it next reviewed the advisory fee pursuant to the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any significant ancillary benefits from the Investment Manager acting as investment manager to the Retirement US Convertibles Portfolio other than the benefit of soft dollar commissions in connection with managing the Retirement US Convertibles Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Retirement US Convertibles Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Retirement US Convertibles Portfolio’s Service Shares.

Conclusions and Determinations

At the conclusion of these discussions, the Board members expressed the opinion that they had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

Annual Report   111

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $217 billion global asset management business.

•	The Board concluded to closely monitor the advisory fee and net expense ratio of the US Convertibles Portfolio after the Portfolio commences operations.

•	The Board recognized that economies of scale may be realized, particularly as the assets of the Retirement US Convertibles Portfolio increase, and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board members also relied on their previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to LRS by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio. In deciding whether to vote to approve the Management Agreement with LRS, on behalf of the Retirement US Convertibles Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

112    Annual Report

Lazard Retirement Series, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS010

We Recycle This document is printed on recycled paper.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,324 in 2021 and $125,641 in 2022 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $305,330 in 2021 and $368,560 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,694 in 2021 and $ 25,891 in 2022. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $45,812 in 2021 and $3,004 in 2022.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,165,322 in 2021 and $1,305,761 in 2022.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date: February 27, 2023